Putnam
Master Income
Trust

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

With most of the world's stock markets experiencing varying degrees of volatility over the past year, investors have increasingly turned to the safety of bonds to ride out the storm. Putnam Master Income Trust was among the beneficiaries of this trend.

In their flight to quality, investors quite naturally leaned most heavily toward the highest quality securities, and those in your fund's portfolio made the strongest contribution to its performance during the fiscal year that ended on October 31, 2001. The fund's non-U.S. issues also delivered solid results. Returns on its high-yield holdings proved vulnerable to investors' shifting moods.

In the following report, Fund Manager David Waldman discusses the strategies employed by your fund during the fiscal year and also offers his views of prospects for the months ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
December 12, 2001

REPORT FROM FUND MANAGEMENT

David L. Waldman
and the Core
Fixed-Income Team

Although the 12 months ended October 31, 2001, encompassed a particularly challenging period for many investors, it was a generally favorable one for Putnam Master Income Trust. With the U.S. economy slowing, the Treasury yield curve steepening, and investors generally seeking the stability that fixed-income securities can provide, your fund's return at market price reflected a generally positive environment for bonds. However, the fund's return at net asset value reflects diverging performance among the different sectors of the portfolio.

Total return for 12 months ended 10/31/01

                 NAV            Market price
-----------------------------------------------------------------------
                4.62%              11.27%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance based on market prices for the shares will vary from performance based on the portfolio's net asset value. Performance information for longer periods begins on page 7.

* ECONOMIC ENVIRONMENT FAVORABLE FOR  INVESTMENT-GRADE BONDS

In general, bonds in higher-quality sectors have performed well in the past 12 months. As they have in other historic periods of equity market volatility, economic slowing, and heightened uncertainty, the bond markets have provided an important haven for investors seeking stability.

In the United States, the slowing economy caused the Federal Reserve Board to implement one of its most aggressive monetary easing policies ever. Since January 1 of this year, the Fed has lowered short-term interest rates 11 times, for a total reduction of 4.75 percentage points. (The final two cuts, of one-half point on November 6, and one-quarter point on December 11, occurred after the end of the fund's fiscal year.) This has brought the federal funds rate, the bellwether for U.S. short-term rates, down from 6.50% at the beginning of 2001 to 1.75% as this report was being written. This is the lowest level for the federal funds rate in four decades, and the investment-grade bond market was the primary beneficiary of lower interest rates during the year. However, the decline in interest rates, in conjunction with a difficult environment for corporate defaults, led to a reduction in the fund's dividend in June 2001.


[GRAPHIC OMITTED: horizontal bar chart SECTOR ALLOCATIONS]

SECTOR ALLOCATIONS*

High yield                   44.6%

U.S. investment
grade                        32.0%

International                23.4%

Footnote reads:
*Based on market value as of 10/31/01. Holdings will vary over time.

After enjoying a strong rally, fixed-income investments began to lose some of their appeal beginning in the second half of calendar 2001. The Fed appeared to have staved off a U.S. recession, and equity markets generally stabilized. However, during the course of the summer, investors grew skeptical about the timing of a recovery. Stock market performance during this time was lackluster, reflecting poor quarterly earnings, and bond markets produced mixed results. Relative to the riskier asset classes in the fixed income market, investment-grade sectors such as Treasuries, mortgage-backed securities and corporate investment-grade bonds performed well.

After the September 11 terrorist attacks, investors took flight to relatively safer securities. In seeking to reduce risk and uncertainty, investors turned primarily to government securities. The U.S. Treasury market fared the best as investors moved assets into government-backed bonds, a traditional safe haven in times of uncertainty. Investors focused on shorter-term investments, which was evident in the dramatic steepening of the yield curve. Long-term rates were pressured in part by concerns over the possibility of inflation and economic recovery. However, on the very last day of the reporting period, the Treasury Department announced that it would suspend issuance of the 30-year bond. The news sparked a surge of buying interest in the 30-year issue, which sent its yield lower and consequently led to a modest flattening of the yield curve. Shortly after October 31, the Fed lowered interest rates for the 10th time.

* HIGH-YIELD BONDS WERE VOLATILE, BUT SHOWED SIGNS OF IMPROVEMENT AT FISCAL YEAR'S END

High-yield bonds endured much difficulty in 2000 at the hands of volatile equity markets, increasing defaults, and slowing economic growth. Credit spreads widened during the fourth quarter of 2000 and then narrowed in January, allowing the sector to recoup some of these losses. The surprise interest-rate cut in early January sparked a rally that endured through mid February and the fund's increased weighting in high-yield issues at that time helped performance.

Deteriorating economic and corporate fundamentals, however, dampened high-yield bond performance for the rest of the period, offsetting much of the previous gains. In particular, continued woes in the telecommunications sector beset the market again in the second quarter. In the latter half of September, credit spreads widened further because of heightened fears of recession, and the sector declined sharply.

The high-yield market began to recover in October, however, as investors paid little attention to negative economic indicators but rather preferred to concentrate on the potential for a quick rebound created by current fiscal and monetary easing policies. We believe the stage is set for the high-yield sector to perform well, as defaults appear to be peaking, valuations remain attractive, and economic recovery seems likely.

* NON-U.S. BONDS DELIVERED SOLID PERFORMANCE DESPITE STUMBLING EMERGING MARKETS

International bonds performed well during the annual period as the global economy slowed and central banks worldwide initiated monetary easing policies. Global sovereign bonds in developed markets continued to advance subsequent to the September 11 attacks. G-7 government bonds (issued by the Group of Seven, the 7 largest industrialized nations) benefited from a flight-to-quality bid from investors in reaction to the increased political and economic uncertainty caused by the tragic events in the United States.

As a result of the fragile state of the global economy at the time of the attacks, central banks initiated a coordinated round of easings in an attempt to limit negative effects on economic activity. Lower interest rates, in addition to heightened investor aversion to equity markets, helped boost returns overall. Despite the uncertain economic environment in the U.S., the dollar remained firm. The fund's holdings in Canada and Germany contributed positively to performance.


[GRAPHIC OMITTED: TOP THREE HOLDINGS PER SECTOR]

TOP THREE HOLDINGS PER SECTOR

HIGH YIELD BONDS
Allied Waste Industries, Inc.
company guaranty Ser. B, 10.0%, 2009

HMH Properties, Inc.
company guaranty Ser. B, 7.875%, 2008

Echostar Broadband Corp.
sr. notes 10.375%, 2007

FOREIGN GOVERNMENT BONDS
France (Government of)
bonds 5.5%, 2010

Brazil (Federal Republic of)
bonds 8.0%, 2014

Germany (Federal Republic of)
bonds Ser. 132, 4.125%, 2004

U.S. GOVERNMENT BONDS
U.S. Treasury Notes
6.5%, 2010

U.S. Treasury Notes
5.75%, 2010

U.S. Treasury Notes
2.75%, 2003

Footnote reads:
These holdings represent 15.9% of the fund's net assets as of 10/31/01. Portfolio holdings will vary over time.

Despite a volatile period, emerging market bonds generated positive returns, primarily because of their attractive valuation levels. However, the emerging-bond market collapsed in July, as Argentina struggled to avoid default. The market suffered a second blow after the terrorist attacks as investors pulled back from riskier assets. In October, Argentina moved closer to default when rumors of a debt-restructuring plan sent Argentine bonds down sharply for the month. However, spillover into other emerging market countries was limited. Our country selection, which included positions in Russia and Bulgaria, was favorable for fund performance.

* UNCERTAIN OUTLOOK SHOULD BENEFIT BOND MARKET

The terrorist attacks have significantly altered the economic landscape, postponing the anticipated economic recovery at least until the second half of next year. While the U.S. economy is now in recession, we believe the aggressive monetary and fiscal policies that are being implemented have strong potential to stimulate the economy.

We expect that, with little reason for concern over inflation, the Fed will continue bolstering the economy by cutting rates further in the near term. We continue to monitor the fixed-income universe closely and look for positive fundamentals and attractive valuations. Within the investment-grade market, we will continue to take advantage of opportunities in the mortgage-backed sector, which should benefit as volatility returns to more typical levels.

In the high-yield market, we are cautiously optimistic. If defaults peak and then decline, as we expect, and the economy returns to its historically normal rate of growth, the high-yield sector should benefit. We believe that the market has already factored in a recession and an increase in defaults. Therefore, we feel that the positive policy response we are now witnessing should produce greater market stability.

Within the international marketplace, we continue to take advantage of opportunities in the developed market universe by focusing on positions in Germany and minimizing exposure in Japan. We are cautious with regard to emerging markets, where valuations are attractive but economic and political uncertainties remain.

Overall, as the United States works to minimize a recession in the coming months through aggressive government spending and monetary easing, we believe fixed-income investments should benefit.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/01, there is no guarantee the fund will continue to hold these securities in the future. International investments are subject to certain risks, such as currency fluctuations, economic instability, and political developments. While the U.S. government backing of individual securities does not insure your principal, which will fluctuate, it does guarantee that the fund's government-backed holdings will make timely payments of interest and principal. Mortgage-backed securities in the portfolio may be subject to prepayment risk. The lower credit ratings of high-yield bonds reflect a greater possibility that adverse changes in the economy and poor performance by the issuers of these bonds will affect the issuers' ability to pay principal and interest.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to the Putnam Funds' Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Master Income Trust is designed for investors seeking high current income, consistent with preservation of capital, through a portfolio diversified among U.S. investment-grade, high-yield, and international fixed-income securities.

TOTAL RETURN FOR PERIODS ENDED 10/31/01

                                                 Salomon Bros.
                                       Lehman       Non-U.S.
                                     Government    World Govt. CSFB High Yield
                 NAV  Market price  Credit Index   Bond Index       Index
-------------------------------------------------------------------------------
1 year          4.62%    11.27%        15.32%        6.90%          0.35%
-------------------------------------------------------------------------------
5 years        17.15     25.31         47.22         5.32          17.59
Annual average  3.22      4.62          8.04         1.04           3.29
-------------------------------------------------------------------------------
10 years       98.88    100.65        115.86        81.93         109.04
Annual average  7.12      7.21          8.00         6.17           7.65
-------------------------------------------------------------------------------
Annual average
(Life of fund,
since 12/28/87) 8.24      7.35          8.76         5.90           8.68
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 10/31/01

-------------------------------------------------------------------------------
Distributions
(number)                               12
-------------------------------------------------------------------------------
Income                              $0.5778
-------------------------------------------------------------------------------
Capital gains                          --
-------------------------------------------------------------------------------
Return of
capital 1                            0.0472
-------------------------------------------------------------------------------
  Total                             $0.6250
-------------------------------------------------------------------------------
Share value:                     NAV        Market price
-------------------------------------------------------------------------------
10/31/00                       $7.13           $6.438
-------------------------------------------------------------------------------
10/31/01                        6.80            6.530
-------------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------------
Current
dividend
rate 2                          8.47%            8.82%
-------------------------------------------------------------------------------

1 See page 51.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.


TOTAL RETURN FOR PERIODS ENDED 9/30/01 (most recent calendar quarter)

                                                 NAV    Market price
-------------------------------------------------------------------------------
1 year                                          0.57%      6.92%
-------------------------------------------------------------------------------
5 years                                        16.90      28.73
Annual average                                  3.17       5.18
-------------------------------------------------------------------------------
10 years                                       99.47     103.45
Annual average                                  7.15       7.36
-------------------------------------------------------------------------------
Annual average
(Life of fund, since 12/28/87)                  8.16       7.32
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


COMPARATIVE BENCHMARKS

Lehman Government Credit Index* is composed of all publicly issued, non-convertible, domestic debt of the U.S. government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the U.S. government. Indexes are rebalanced monthly by market capitalization.

Salomon Brothers Non-U.S. World Government Bond Index* is an unmanaged list of bonds issued by 10 countries.

Credit Suisse First Boston (CSFB) High Yield Index* is an unmanaged list of lower-rated higher-yielding U.S. corporate bonds.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam Master Income Trust

We have audited the accompanying statement of assets and liabilities of Putnam Master Income Trust, including the fund's portfolio, as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Master Income Trust as of October 31, 2001, the results of its operations for the year then ended, and changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                       KPMG  LLP
Boston, Massachusetts
December 4, 2001



THE FUND'S PORTFOLIO
October 31, 2001

CORPORATE BONDS AND NOTES (47.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Advertising and Marketing Services (0.2%)
-------------------------------------------------------------------------------------------------------------------
$           300,000 Adams Outdoor Advertising bank term loan
                    FRN Ser. B, 7.24s, 2008 (acquired 8/1/01,
                    cost $300,000) (RES)                                                              $     299,250
            449,100 Interact Operating Co. notes 14s, 2003 (PIK)                                                 45
            230,000 Lamar Media Corp. company guaranty
                    9 5/8s, 2006                                                                            240,925
            120,000 Lamar Media Corp. company guaranty 8 5/8s, 2007                                         122,700
             80,000 Lamar Media Corp. sr. sub. notes 9 1/4s, 2007                                            82,800
                                                                                                      -------------
                                                                                                            745,720

Automotive (1.3%)
-------------------------------------------------------------------------------------------------------------------
            180,000 Aftermarket Technology Corp. sr. sub. notes 12s,
                    2004                                                                                    181,800
            420,000 Aftermarket Technology Corp. sr. sub. notes Ser. D,
                    12s, 2004                                                                               424,200
            410,000 Autonation, Inc. 144A sr. notes 9s, 2008                                                403,850
            460,000 Collins & Aikman Products, Inc. company guaranty
                    11 1/2s, 2006                                                                           407,100
             60,000 Dana Corp. notes 7s, 2029                                                                41,400
            140,000 Dana Corp. notes 6 1/4s, 2004                                                           127,400
            700,000 Dana Corp. 144A sr. notes 9s, 2011                                                      609,000
            200,000 Delco Remy International, Inc. company guaranty
                    11s, 2009                                                                               205,000
             30,000 Delco Remy International, Inc. company guaranty
                    10 5/8s, 2006                                                                            30,000
            770,000 Dura Operating Corp. company guaranty Ser. D,
                    9s, 2009                                                                                658,350
            220,000 Exide Corp. sr. notes 10s, 2005                                                          44,000
             80,000 Federal Mogul Corp. notes 7 7/8s, 2010
                    (In default) (NON)                                                                        7,600
            370,000 Federal Mogul Corp. notes 7 3/4s, 2006
                    (In default) (NON)                                                                       35,150
            660,000 Hayes Lemmerz International, Inc. company
                    guaranty Ser. B, 8 1/4s, 2008                                                            19,800
            180,000 Hayes Lemmerz International, Inc. 144A company
                    guaranty 11 7/8s, 2006                                                                   72,000
            390,000 Hayes Wheels International, Inc. company guaranty
                    Ser. B, 9 1/8s, 2007                                                                     11,700
            560,000 Lear Corp. company guaranty Ser. B, 8.11s, 2009                                         565,914
            680,000 Lear Corp. company guaranty Ser. B, 7.96s, 2005                                         687,072
            460,000 Oxford Automotive, Inc. company guaranty Ser. D,
                    10 1/8s, 2007                                                                           138,000
            190,000 Tenneco, Inc. company guaranty 11 5/8s,
                    2009 (Malaysia)                                                                          77,900
            110,000 Venture Holdings Trust 144A sr. notes Ser. B,
                    9 1/2s, 2005                                                                             70,400
                                                                                                      -------------
                                                                                                          4,817,636

Basic Materials (5.7%)
-------------------------------------------------------------------------------------------------------------------
            400,000 Acetex Corp. 144A sr. notes 10 7/8s, 2009
                    (Canada)                                                                                368,000
            160,000 Airgas, Inc. company guaranty 9 1/8s, 2011                                              168,000
            950,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                            884,688
            170,000 AK Steel Corp. sr. notes 9 1/8s, 2006                                                   168,725
            210,950 Anker Coal Group, Inc. company guaranty Ser. B,
                    14 1/4s, 2007 (PIK)                                                                      90,709
          1,010,000 ARCO Chemical Co. deb. 9.8s, 2020                                                       868,600
            200,000 Avecia Group PLC company guaranty 11s,
                    2009 (United Kingdom)                                                                   191,000
          1,000,000 Better Minerals & Aggregates Co. company
                    guaranty 13s, 2009                                                                      770,000
            270,000 Centaur Mining & Exploration company guaranty
                    11s, 2007 (Australia) (In default) (NON)                                                 27,000
            210,000 Doe Run Resources Corp. company guaranty
                    Ser. B, 11 1/4s, 2005                                                                    67,200
             70,000 Doe Run Resources Corp. company guaranty
                    Ser. B(a), 11 1/4s, 2005                                                                 31,500
            160,000 Doe Run Resources Corp. company guaranty
                    FRN Ser. B, 9.38s, 2003                                                                  47,200
            630,000 Doman Industries, Ltd. sr. notes 8 3/4s, 2004
                    (Canada)                                                                                154,350
            980,000 Equistar Chemicals LP/Equistar Funding Corp.
                    144A sr. notes 10 1/8s, 2008                                                            917,055
            240,000 Fibermark, Inc. sr. notes 10 3/4s, 2011                                                 216,000
            560,000 Four M Corp. sr. notes Ser. B, 12s, 2006                                                487,200
            315,000 Gaylord Container Corp. sr. notes Ser. B,
                    9 3/8s, 2007                                                                            252,000
             70,000 Gaylord Container Corp. sr. sub. notes 9 7/8s, 2008                                      23,100
             60,000 Geo Specialty Chemicals, Inc. sr. sub. notes
                    10 1/8s, 2008                                                                            51,900
             90,000 Georgia Gulf Corp. company guaranty 10 3/8s, 2007                                        91,800
             10,000 Georgia-Pacific Group notes 8 1/8s, 2011                                                 10,202
            850,000 Hercules, Inc. 144A company guaranty 11 1/8s, 2007                                      794,750
            440,000 Huntsman Corp. 144A sr. sub. notes 9 1/2s,
                    2007 (Private)                                                                           44,000
            110,000 Huntsman Corp. 144A sr. sub. notes 9 1/2s, 2007                                          11,000
            500,000 Huntsman Corp. 144A sr. sub. notes FRN
                    7.08s, 2007                                                                              25,000
            830,000 Huntsman ICI Chemicals, Inc. company guaranty
                    10 1/8s, 2009                                                                           664,000
            190,000 IMC Global, Inc. 144A sr. notes 11 1/4s, 2011                                           192,166
            450,000 IMC Global, Inc. 144A sr. notes 10 7/8s, 2008                                           455,234
            800,000 ISP Chemco, Inc. 144A sr. sub. notes 10 1/4s, 2011                                      808,000
            120,000 ISP Holdings, Inc. sr. notes Ser. B, 9s, 2003                                           120,000
          1,000,000 Jefferson Smurfit bank term loan FRN 6.336s,
                    2007 (acquired 4/30/01, cost $998,500) (RES)                                            995,694
             30,000 Kaiser Aluminum & Chemical Corp. sr. notes Ser. B,
                    10 7/8s, 2006                                                                            22,800
            915,000 Kaiser Aluminum & Chemical Corp. sr. sub. notes
                    12 3/4s, 2003                                                                           484,950
            660,000 LTV Corp. company guaranty 11 3/4s, 2009
                    (In default) (NON)                                                                        9,900
            770,000 Lyondell Petrochemical Co. notes Ser. A,
                    9 5/8s, 2007                                                                            739,200
            120,000 Messer Griesheim Holdings AG sr. notes 10 3/8s,
                    2011 (Germany)                                                                          108,870
            660,000 Millenium America, Inc. company guaranty 9 1/4s,
                    2008                                                                                    618,255
            470,000 Morrison Knudsen Corp. 144A sr. notes 11s,
                    2010 (In default) (NON)                                                                  47,000
            235,000 National Steel Corp. 1st mtge. Ser. D, 9 7/8s, 2009                                      47,000
            230,000 Norske Skog Canada, Ltd. 144A sr. notes 8 5/8s,
                    2011 (Canada)                                                                           235,175
            200,000 Noveon, Inc. company guaranty Ser. B, 11s, 2011                                         197,000
            160,000 Oregon Steel Mills 1st mtge. 11s, 2003                                                  145,600
            185,000 P&L Coal Holdings Corp. company guaranty
                    Ser. B, 9 5/8s, 2008                                                                    197,950
            490,000 Pacifica Papers, Inc. sr. notes 10s, 2009 (Canada)                                      519,400
            100,000 PCI Chemicals & Pharmaceuticals company
                    guaranty 9 1/4s, 2007 (Canada) (In default) (NON)                                        36,000
            915,000 Pioneer Americas Acquisition company guaranty
                    9 1/4s, 2007 (In default) (NON)                                                         292,800
            170,000 Polymer Group, Inc. company guaranty Ser. B,
                    9s, 2007                                                                                 66,300
            280,000 Polymer Group, Inc. company guaranty Ser. B,
                    8 3/4s, 2008                                                                            109,200
            470,000 Potlatch Corp. 144A sr. sub. notes 10s, 2011                                            483,221
            630,000 Premium Standard Farms, Inc. sr. notes 9 1/4s, 2011                                     639,450
            880,000 Riverwood International Corp. company guaranty
                    10 7/8s, 2008                                                                           855,800
            290,000 Riverwood International Corp. company guaranty
                    10 5/8s, 2007                                                                           304,500
            480,000 Royster-Clark, Inc. 1st mtge. 10 1/4s, 2009                                             340,800
            380,000 Sterling Chemicals Holdings sr. disc. notes 13 1/2s,
                    2008 (In default) (NON)                                                                  11,400
            550,000 Sterling Chemicals, Inc. company guaranty Ser. B,
                    12 3/8s, 2006 (In default) (NON)                                                        456,500
            170,000 Stone Container Corp. 144A company guaranty
                    11 1/2s, 2006 (Canada)                                                                  179,350
            430,000 Stone Container Corp. bank term loan FRN Ser. F,
                    9.375s, 2006 (acquired 10/19/01,
                    cost $426,775) (RES)                                                                    426,775
             70,000 Stone Container Corp. sr. notes 12.58s, 2016                                             69,825
            840,000 Stone Container Corp. sr. notes 9 3/4s, 2011                                            882,000
            180,000 Stone Container Corp. sr. notes 9 1/4s, 2008                                            187,200
            560,000 Tembec Industries, Inc. company guaranty 8 5/8s,
                    2009 (Canada)                                                                           582,400
            340,000 Tembec Industries, Inc. company guaranty 8 1/2s,
                    2011 (Canada)                                                                           353,600
            110,000 Texas Petrochemical Corp. sr. sub. notes Ser. B,
                    11 1/8s, 2006                                                                            88,000
            430,000 United States Steel, LLC 144A company guaranty
                    10 3/4s, 2008                                                                           382,700
            510,000 WCI Steel, Inc. sr. notes Ser. B, 10s, 2004                                             326,400
             40,000 Weirton Steel Co. 144A sr. notes 10 3/4s, 2005                                            5,800
            380,000 Wheeling-Pittsburgh Steel Corp. sr. notes 9 1/4s,
                    2007 (In default) (NON)                                                                  11,400
            230,000 WHX Corp. sr. notes 10 1/2s, 2005                                                        80,500
                                                                                                      -------------
                                                                                                         20,541,094

Building Materials (0.6%)
-------------------------------------------------------------------------------------------------------------------
            805,000 American Standard Companies, Inc. company
                    guaranty 7 5/8s, 2010                                                                   825,125
             40,000 American Standard Companies, Inc. company
                    guaranty 7 1/8s, 2003                                                                    40,800
            150,000 Atrium Companies, Inc. company guaranty Ser. B,
                    10 1/2s, 2009                                                                           123,000
            180,000 Building Materials Corp. company guaranty 8s,
                    2008                                                                                    131,400
            560,000 Dayton Superior Corp. company guaranty 13s,
                    2009                                                                                    554,400
            220,000 NCI Building Systems, Inc. sr. sub. notes Ser. B,
                    9 1/4s, 2009                                                                            204,600
            200,000 Nortek, Inc. sr. notes Ser. B, 8 7/8s, 2008                                             189,000
             50,000 Nortek, Inc. sr. sub. notes Ser. B, 9 7/8s, 2011                                         45,125
            100,000 Nortek, Inc. 144A sr. notes Ser. B, 9 1/8s, 2007                                         94,500
                                                                                                      -------------
                                                                                                          2,207,950

Capital Goods (3.7%)
-------------------------------------------------------------------------------------------------------------------
            475,000 AEP Industries, Inc. sr. sub. notes 9 7/8s, 2007                                        448,875
            250,000 Alliant Techsystems, Inc. company guaranty
                    8 1/2s, 2011                                                                            263,125
            444,864 Allied Waste Industries, Inc. bank term loan zero %,
                    2006 (acquired various dates from 10/18/01
                    to 10/22/01, cost $435,768) (RES)                                                       433,708
          2,220,000 Allied Waste Industries, Inc. company guaranty
                    Ser. B, 10s, 2009                                                                     2,236,650
            200,000 Allied Waste Industries, Inc. company guaranty
                    Ser. B, 7 5/8s, 2006                                                                    198,000
            320,000 Applied Extrusion Technologies, Inc. 144A sr. notes
                    10 3/4s, 2011                                                                           335,200
            760,000 Argo-Tech Corp. 144A company guaranty
                    8 5/8s, 2007                                                                            486,400
            650,000 BE Aerospace, Inc. sr. sub. notes 9 1/2s, 2008                                          510,250
            370,000 BE Aerospace, Inc. sr. sub. notes Ser. B, 8s, 2008                                      273,800
            880,000 Blount, Inc. company guaranty 13s, 2009                                                 484,000
            210,000 Briggs & Stratton company guaranty 8 7/8s, 2011                                         215,380
            710,000 Browning-Ferris deb. 7.4s, 2035                                                         589,300
            130,000 Case Corp. notes 7 1/4s, 2016                                                            95,550
            140,000 Case Corp. notes 7 1/4s, 2005                                                           120,400
            490,000 Decrane Aircraft Holdings Co. company guaranty
                    Ser. B, 12s, 2008                                                                       443,450
            730,000 Flowserve Corp. company guaranty 12 1/4s, 2010                                          773,800
            410,000 Hexcel Corp. sr. sub. notes 9 3/4s, 2009                                                205,000
            250,000 Insilco Holding Co. sr. disc. notes stepped-coupon
                    zero % (14s, 8/15/03), 2008 (STP)                                                        37,500
            220,000 L-3 Communications Corp. company guaranty
                    Ser. B, 8s, 2008                                                                        224,400
            460,000 L-3 Communications Corp. sr. sub. notes Ser. B,
                    10 3/8s, 2007                                                                           489,900
            225,000 Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                             231,750
            845,000 Motors and Gears, Inc. sr. notes Ser. D, 10 3/4s, 2006                                  768,950
            520,000 Owens-Illinois, Inc. deb. 7.8s, 2018                                                    384,800
             60,000 Owens-Illinois, Inc. sr. notes 7.35s, 2008                                               48,900
             10,000 Owens-Illinois, Inc. sr. notes 7.15s, 2005                                                8,600
            230,000 Pliant Corp. company guaranty 13s, 2010                                                 200,100
             45,000 Radnor Holdings, Inc. sr. notes 10s, 2003                                                34,200
            360,000 Roller Bearing Co. company guaranty Ser. B,
                    9 5/8s, 2007                                                                            307,800
            890,000 Sequa Corp. sr. notes 9s, 2009                                                          796,550
            200,000 Sequa Corp. sr. notes Ser. B, 8 7/8s, 2008                                              176,000
            740,000 Tekni-Plex, Inc. company guaranty Ser. B,
                    12 3/4s, 2010                                                                           666,000
             90,000 Terex Corp. company guaranty 8 7/8s, 2008                                                85,500
            180,000 Terex Corp. company guaranty Ser. B, 10 3/8s, 2011                                      181,800
            140,000 Terex Corp. company guaranty Ser. D, 8 7/8s, 2008                                       134,400
            270,176 U.S. Can Corp. bank term loan FRN Ser. B, 13.8s,
                    2008 (acquired 10/17/01, cost $249,913) (RES)                                           243,834
            270,000 U.S. Can Corp. company guaranty Ser. B,
                    12 3/8s, 2010                                                                           229,500
                                                                                                      -------------
                                                                                                         13,363,372

Commercial and Consumer Services (0.2%)
-------------------------------------------------------------------------------------------------------------------
            840,000 Coinmach Corp. sr. notes Ser. D, 11 3/4s, 2005                                          865,200

Communication Services (5.6%)
-------------------------------------------------------------------------------------------------------------------
            580,000 360Networks, Inc. sr. notes 13s, 2008 (Canada)
                    (In default) (NON)                                                                        5,800
            110,000 Airgate PCS, Inc. sr. sub. notes stepped-coupon
                    zero % (13 1/2s, 10/1/04), 2009 (STP)                                                    79,200
            300,000 Alamosa Delaware, Inc. company guaranty
                    13 5/8s, 2011                                                                           309,000
             60,000 Alamosa Delaware, Inc. company guaranty
                    12 1/2s, 2011                                                                            59,100
            210,000 Alamosa PCS Holdings, Inc. company guaranty
                    stepped-coupon zero % (12 7/8s, 2/15/05),
                    2010 (STP)                                                                              119,170
            490,000 American Cellular Corp. company guaranty
                    9 1/2s, 2009                                                                            492,450
            480,000 American Tower Corp. sr. notes 9 3/8s, 2009                                             384,000
            210,000 Arch Communications, Inc. sr. notes 13 3/4s, 2008
                    (In default) (NON)                                                                        1,993
            160,000 Asia Global Crossing, Ltd. sr. notes 13 3/8s, 2010
                    (Bermuda)                                                                                43,200
            310,000 Birch Telecommunications, Inc. sr. notes 14s, 2008                                       62,000
            270,000 Call-Net Enterprises, Inc. sr. notes 8s, 2008 (Canada)                                   85,050
            550,000 Celcaribe SA sr. notes13 1/2s, 2004 (Colombia)                                          412,500
            230,000 Colo.com, Inc. 144A sr. notes 13 7/8s, 2010
                    (In default) (NON)                                                                       36,800
            275,000 Covad Communications Group, Inc. sr. disc. notes
                    stepped-coupon Ser. B, zero % (13 1/2s,
                    3/15/03), 2008 (In default) (NON) (STP)                                                  30,250
            200,000 Covad Communications Group, Inc. sr. notes
                    12 1/2s, 2009 (In default) (NON)                                                         38,000
             20,000 Covad Communications Group, Inc. sr. notes Ser. B,
                    12s, 2010 (In default) (NON)                                                              3,600
            190,000 Crown Castle International Corp. sr. disc. notes
                    stepped-coupon zero % (11 1/4s, 8/1/04),
                    2011 (STP)                                                                              115,900
            190,000 Crown Castle International Corp. sr. notes
                    10 3/4s, 2011                                                                           176,700
            590,000 Crown Castle International Corp. sr. notes
                    9 3/8s, 2011                                                                            513,300
            300,000 Dobson Communications Corp. sr. notes
                    10 7/8s, 2010                                                                           321,000
            510,000 Dobson/Sygnet Communications, Inc. sr. notes
                    12 1/4s, 2008                                                                           548,250
            900,000 Econophone, Inc. company guaranty 13 1/2s,
                    2007 (In default) (NON)                                                                  18,000
            230,000 Esprit Telecom Group PLC sr. notes 11 1/2s,
                    2007 (United Kingdom) (In default) (NON)                                                  1,150
             60,000 FLAG Telecom Holdings, Ltd. sr. notes 11 5/8s,
                    2010 (Bermuda)                                                                           21,000
            320,000 Flag, Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda)                                        230,400
             60,000 Global Crossing Holdings, Ltd. company guaranty
                    9 5/8s, 2008 (Bermuda)                                                                   10,050
             80,000 Global Crossing Holdings, Ltd. company guaranty
                    9 1/2s, 2009 (Bermuda)                                                                   13,000
          1,190,000 Global Crossing Holdings, Ltd. company guaranty
                    8.7s, 2007 (Bermuda)                                                                    175,525
            570,000 Horizon PCS, Inc. company guaranty stepped-coupon
                    zero % (14s, 10/1/05), 2010 (STP)                                                       273,600
             90,000 Hyperion Telecommunications Corp., Inc. sr. disc.
                    notes Ser. B, zero %, 2003                                                                7,200
            660,000 Hyperion Telecommunications Corp., Inc. sr. sub.
                    notes 12s, 2007                                                                          66,000
            940,000 ICG Services, Inc. sr. disc. notes stepped-coupon
                    zero % (9 7/8s, 5/1/03), 2008 (STP)                                                      84,600
            770,000 ICG Services, Inc. sr. disc. notes stepped-coupon
                    zero % (10s, 2/15/03), 2008 (In default) (NON) (STP)                                     69,300
             30,000 Intermedia Communications, Inc. sr. notes Ser. B,
                    8.6s, 2008                                                                               30,450
            250,000 Intermedia Communications, Inc. sr. notes Ser. B,
                    8 1/2s, 2008                                                                            251,250
            420,000 Intermedia Communications, Inc. sr. sub. notes
                    Ser. B, zero% (12 1/4s, 3/1/04), 2009 (STP)                                             365,400
            500,000 iPCS Inc. sr. disc. notes stepped-coupon zero %
                    (14s, 7/15/05), 2010 (STP)                                                              295,000
            320,000 IWO Holdings, Inc. company guaranty 14s, 2011                                           320,000
            805,000 KMC Telecommunications Holdings, Inc. sr. disc.
                    notes stepped-coupon zero % (12 1/2s, 2/15/03),
                    2008 (STP)                                                                               24,150
            270,000 Leap Wireless International, Inc. company guaranty
                    12 1/2s, 2010                                                                           194,400
             64,000 Level 3 Communications, Inc. sr. disc. notes
                    stepped-coupon zero % (10 1/2s, 12/1/03),
                    2008 (STP)                                                                               16,000
            330,000 Madison River Capital Corp. sr. notes 13 1/4s, 2010                                     204,600
            510,000 McCaw International, Ltd. sr. disc. notes stepped-
                    coupon zero % (13s, 4/15/02), 2007 (STP)                                                 45,900
            120,000 McLeodUSA, Inc. sr. notes 11 3/8s, 2009                                                  32,400
            670,000 McLeodUSA, Inc. sr. notes 9 1/2s, 2008                                                  160,800
            120,000 Metrocall, Inc. sr. sub. notes 11s, 2008 (In default) (NON)                               1,200
             90,000 Metrocall, Inc. sr. sub. notes 10 3/8s, 2007
                    (In default) (NON)                                                                          900
            110,000 Metrocall, Inc. sr. sub. notes 9 3/4s, 2007
                    (In default) (NON)                                                                        1,100
            180,000 Metromedia Fiber Network, Inc. sr. notes 10s, 2009                                       39,600
            590,000 Metromedia Fiber Network, Inc. sr. notes Ser. B,
                    10s, 2008                                                                               129,800
            700,000 Microcell Telecommunications sr. disc. notes
                    stepped-coupon Ser. B, zero % (14s, 12/1/01),
                    2006 (Canada) (STP)                                                                     336,000
          1,000,000 Micron Technology, Inc. notes 6 1/2s, 2005                                              840,000
            577,000 Millicom International Cellular SA sr. disc. notes
                    13 1/2s, 2006 (Luxembourg)                                                              351,970
            790,000 Nextel Communications, Inc. sr. notes 12s, 2008                                         632,000
          1,230,000 Nextel Communications, Inc. sr. notes 9 1/2s, 2011                                      848,700
            620,000 Nextel Partners, Inc. sr. notes 11s, 2010                                               465,000
            110,000 Nextel Partners, Inc. sr. notes 11s, 2010                                                82,500
            210,000 Nextlink Communications, Inc. sr. disc. notes
                    stepped-coupon zero % (12 1/8s, 12/1/04),
                    2009 (STP)                                                                               15,750
            660,000 Nextlink Communications, Inc. sr. disc. notes
                    stepped-coupon zero % (12 1/4s, 6/1/04),
                    2009 (STP)                                                                               62,700
            140,000 Nextlink Communications, Inc. sr. notes 9 5/8s, 2007                                     29,400
            330,000 NorthEast Optic Network, Inc. sr. notes
                    12 3/4s, 2008                                                                            89,100
            390,000 Orbital Imaging Corp. sr. notes Ser. B, 11 5/8s,
                    2005 (In default) (NON)                                                                  64,350
            220,000 Orion Network systems, Inc. sr. notes 11 1/4s, 2007                                     105,600
            500,000 Pagemart Wireless, Inc. sr. disc. notes stepped-
                    coupon zero % (11 1/4s, 2/1/03), 2008 (STP)                                               1,250
            650,000 Price Communications Wireless, Inc. 144A
                    sr. notes 9 1/8s, 2006                                                                  682,500
             60,000 Rhythms Netconnections, Inc. sr. notes Ser. B,
                    14s, 2010 (In default) (NON)                                                              3,000
             80,000 Rogers Cablesystems, Ltd. deb. 10 1/8s, 2012
                    (Canada)                                                                                 84,800
             70,000 Rogers Cablesystems, Ltd. notes 11s, 2015
                    (Canada)                                                                                 76,213
            300,000 Rogers Cablesystems, Ltd. sr. notes Ser. B, 10s,
                    2005 (Canada)                                                                           324,000
            360,000 Rogers Cablesystems, Ltd. sr. sub. notes 8.8s,
                    2007 (Canada)                                                                           341,100
            300,000 Rogers Wireless, Inc. sec. notes 9 5/8s, 2011 (Canada)                                  303,000
            300,000 RSL Communications PLC company guaranty
                    12 7/8s, 2010 (United Kingdom) (In default) (NON)                                         9,000
             80,000 RSL Communications PLC 144A company
                    guaranty 10 1/2s, 2008 (United Kingdom)
                    (In default) (NON)                                                                        2,200
            405,000 RSL Communications, Ltd. company guaranty
                    12 1/4s, 2006 (United Kingdom) (In default) (NON)                                        11,138
            170,603 Rural Cellular Corp. bank term loan FRN Ser. C,
                    9.223s, 2009 (acquired 4/23/01, cost $166,167) (RES)                                    165,314
            170,000 Rural Cellular Corp. sr. sub. notes Ser. B, 9 5/8s, 2008                                166,600
            330,000 SBA Communications Corp. sr. notes 10 1/4s, 2009                                        272,250
            530,000 Spectrasite Holdings, Inc. sr. disc. notes stepped-
                    coupon zero % (11 1/8s, 4/15/04), 2009 (STP)                                            153,700
            700,000 Spectrasite Holdings, Inc. sr. disc. notes stepped-
                    coupon Ser. B, zero % (12 7/8s, 3/15/05), 2010 (STP)                                    178,500
            530,000 Startec Global Communications Corp. sr. notes 12s,
                    2008                                                                                     15,900
            180,000 Tele1 Europe B.V. sr. notes 13s, 2009 (Netherlands)                                      50,400
            710,000 Telecorp PCS, Inc. company guaranty 10 5/8s, 2010                                       823,600
             30,000 Telecorp PCS, Inc. company guaranty stepped-
                    coupon zero % (11 5/8s, 4/15/04), 2009 (STP)                                             26,100
            230,000 Time Warner Telecom, Inc. sr. notes 9 3/4s, 2008                                        172,500
            520,000 Tritel PCS, Inc. company guaranty 10 3/8s, 2011                                         598,000
            270,000 Triton PCS, Inc. company guaranty 9 3/8s, 2011                                          283,500
             30,000 Triton PCS, Inc. company guaranty zero %, 2008                                           27,000
            900,000 UbiquiTel Operating Co. company guaranty
                    stepped-coupon zero % (14s, 4/15/05), 2010 (STP)                                        423,000
            585,000 US UnWired, Inc. company guaranty stepped-
                    coupon Ser. B, zero % (13 3/8s, 11/1/04), 2009 (STP)                                    368,550
             20,000 USA Mobile Communications, Inc. sr. notes 9 1/2s,
                    2004 (In default) (NON)                                                                     800
            120,000 Versatel Telecom NV sr. notes 13 1/4s, 2008
                    (Netherlands)                                                                            39,600
            260,000 Versatel Telecom NV sr. notes 13 1/4s, 2008
                    (Netherlands)                                                                            85,800
            580,000 Viatel, Inc. sr. disc. notes stepped-coupon zero %
                    (12 1/2s, 4/15/03), 2008 (STP)                                                            6,078
            770,000 Viatel, Inc. sr. notes 11 1/4s, 2008 (In default) (NON)                                   3,850
          1,170,000 Voicestream Wireless Corp. sr. notes 10 3/8s, 2009                                    1,342,704
          1,500,000 Western Wireless Corp. bank term loan FRN 8.65s,
                    2008 (acquired 4/24/00, cost $1,498,125) (RES)                                        1,482,500
            160,000 Western Wireless Corp. 144A sr. sub. notes
                    10 1/2s, 2007                                                                           164,800
            400,000 Williams Communications Group, Inc. sr. notes
                    11 7/8s, 2010                                                                           170,000
            650,000 Williams Communications Group, Inc. sr. notes
                    11.7s, 2008                                                                             279,500
            110,000 Williams Communications Group, Inc. sr. notes
                    10.7s, 2007                                                                              46,750
          1,850,000 WinStar Communications, Inc. sr. disc. notes
                    stepped-coupon zero % (14 3/4s, 4/15/05),
                    2010 (In default) (NON) (STP)                                                            11,563
            550,000 WinStar Communications, Inc. sr. notes 12 3/4s,
                    2010 (In default) (NON)                                                                   4,813
            100,000 WinStar Communications, Inc. sr. notes 12 1/2s,
                    2008 (In default) (NON)                                                                     625
            490,000 World Access, Inc. sr. notes Ser. B, 13 1/4s,
                    2008 (In default) (NON)                                                                   4,900
            540,000 XO Communications, Inc. sr. disc. notes
                    stepped-coupon zero % (9.45s, 4/15/03),
                    2008 (STP)                                                                               48,600
            140,000 XO Communications, Inc. 144A sr. notes
                    12 1/2s, 2006                                                                            28,000
                                                                                                      -------------
                                                                                                         20,127,106

Consumer (0.6%)
-------------------------------------------------------------------------------------------------------------------
            318,000 Derby Cycle Corp. (The) sr. notes 10s,
                    2008 (In default) (NON)                                                                 111,300
            910,000 Derby Cycle Corp. (The) sr. notes 9 3/8s,
                    2008 (In default) (NON)                                                                 129,871
            620,000 Jostens, Inc. sr. sub. notes 12 3/4s, 2010                                              660,300
            990,000 Samsonite Corp. sr. sub. notes 10 3/4s, 2008                                            673,200
            650,000 Sealy Mattress Co. company guaranty stepped-
                    coupon Ser. B, zero % (10 7/8s, 12/15/02),
                    2007 (STP)                                                                              513,500
            175,000 Sealy Mattress Co. sr. sub. notes Ser. B, 9 7/8s,
                    2007                                                                                    166,250
                                                                                                      -------------
                                                                                                          2,254,421

Consumer Staples (9.3%)
-------------------------------------------------------------------------------------------------------------------
            555,000 Acme Television company guaranty 10 7/8s,
                    2004                                                                                    511,988
            740,000 Adelphia Communications Corp. sr. notes
                    10 7/8s, 2010                                                                           710,400
            440,000 Adelphia Communications Corp. sr. notes
                    10 1/4s, 2011                                                                           402,600
             30,000 Adelphia Communications Corp. sr. notes
                    10 1/4s, 2006                                                                            28,650
            910,000 Adelphia Communications Corp. sr. notes Ser. B,
                    9 7/8s, 2007                                                                            850,850
            270,000 Adelphia Communications Corp. sr. notes Ser. B,
                    8 3/8s, 2008                                                                            240,300
            530,000 Adelphia Communications Corp. sr. notes Ser. B,
                    7 3/4s, 2009                                                                            445,200
            500,000 Albecca, Inc. company guaranty 10 3/4s, 2008                                            502,500
            160,000 Allbritton Communications Co. sr. sub. notes
                    Ser. B, 8 7/8s, 2008                                                                    161,600
            190,000 AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                                     173,850
            367,800 AMFM Operating, Inc. deb. 12 5/8s, 2006 (PIK)                                           399,063
            370,000 Archibald Candy Corp. company guaranty
                    10 1/4s, 2004                                                                           229,400
            230,000 Armkel, LLC/Armkel Finance 144A sr. sub. notes
                    9 1/2s, 2009                                                                            241,500
            150,000 Aurora Foods, Inc. sr. sub. notes Ser. B, 9 7/8s, 2007                                  137,250
            410,000 Aurora Foods, Inc. 144A sr. sub. notes Ser. D,
                    9 7/8s, 2007                                                                            375,150
            210,000 Belo Corp. sr. unsub. notes 8s, 2008                                                    211,218
            430,000 Benedek Communications Corp. sr. disc. notes
                    13 1/4s, 2006                                                                           240,800
            850,000 British Sky Broadcasting PLC company guaranty
                    6 7/8s, 2009 (United Kingdom)                                                           814,895
            170,000 Central European Media Enterprises, Ltd. sr. notes
                    9 3/8s, 2004 (Bermuda)                                                                   54,400
            160,000 Century Communications Corp. sr. notes 8 7/8s,
                    2007                                                                                    144,000
            790,000 Chancellor Media Corp. company guaranty 8s,
                    2008                                                                                    841,350
            380,000 Charter Communications Holdings LLC bank
                    term loan FRN 7 1/2s, 2008 (acquired 10/22/01,
                    cost $371,450) (RES)                                                                    369,224
             50,000 Charter Communications Holdings, LLC sr. disc.
                    notes stepped-coupon zero % (13 1/2s, 1/15/06),
                    2011 (STP)                                                                               31,750
            730,000 Charter Communications Holdings, LLC sr. disc.
                    notes stepped-coupon zero % (11 3/4s, 5/15/06),
                    2011 (STP)                                                                              434,350
            820,000 Charter Communications Holdings, LLC
                    sr. notes 11 1/8s, 2011                                                                 854,850
             90,000 Charter Communications Holdings, LLC
                    sr. notes 10 3/4s, 2009                                                                  93,150
            320,000 Charter Communications Holdings, LLC
                    sr. notes 10s, 2009                                                                     320,000
          1,090,000 Charter Communications Holdings, LLC
                    sr. notes 8 5/8s, 2009                                                                1,035,500
            230,000 Charter Communications Holdings, LLC
                    sr. notes 8 1/4s, 2007                                                                  216,200
            210,000 Chiquita Brands International, Inc. sr. notes 10 1/4s,
                    2006 (In default) (NON)                                                                 163,800
            110,000 Cinemark USA, Inc. sr. sub. notes Ser. B, 9 5/8s, 2008                                   97,900
            345,000 Cinemark USA, Inc. sr. sub. notes Ser. B, 8 1/2s, 2008                                  269,100
             60,000 Comcast UK Cable, Ltd. deb. 11.2s, 2007 (Bermuda)                                        46,800
             80,000 Constellation Brands, Inc. company guaranty 8 1/2s,
                    2009                                                                                     80,800
            340,000 Constellation Brands, Inc. company guaranty
                    Ser. B, 8s, 2008                                                                        354,025
            120,000 Cott Corp. sr. notes 8 1/2s, 2007 (Canada)                                              122,400
             90,000 CSC Holdings, Inc. sr. sub. deb. 10 1/2s, 2016                                           97,200
            990,000 CSC Holdings, Inc. sr. sub. deb. 9 7/8s, 2013                                         1,051,875
            120,000 Del Monte Corp. company guaranty Ser. B,
                    9 1/4s, 2011                                                                            125,400
            990,000 Diamond Cable Communication PLC sr. disc.
                    notes stepped-coupon zero % (10 3/4s, 2/15/02),
                    2007 (United Kingdom) (STP)                                                             396,000
          1,162,000 Diva Systems Corp. sr. disc. notes stepped-coupon
                    Ser. B, zero % (12 5/8s, 3/1/03), 2008 (STP)                                            133,630
            340,000 Doane Pet Care Co. sr. sub. deb. 9 3/4s, 2007                                           266,900
            200,000 Domino's, Inc. company guaranty Ser. B, 10 3/8s,
                    2009                                                                                    210,500
            310,000 Doskocil Manufacturing Co. sr. sub. notes 10 1/8s,
                    2007 (In default) (NON)                                                                  37,200
             30,000 Eagle Family Foods company guaranty Ser. B,
                    8 3/4s, 2008                                                                             19,500
          1,660,000 Echostar Broadband Corp. sr. notes 10 3/8s, 2007                                      1,734,700
            780,000 Echostar DBS Corp. sr. notes 9 3/8s, 2009                                               791,700
            240,000 Emmis Communications Corp. bank term loan
                    FRN Ser. B, 9.246s, 2009 (acquired 10/23/01,
                    cost $232,800) (RES)                                                                    230,100
            220,000 Emmis Communications Corp. sr. disc. notes
                    stepped-coupon zero % (12 1/2s, 3/15/06),
                    2011 (STP)                                                                              121,000
            400,000 Fleming Companies, Inc. company guaranty 10 1/8s,
                    2008                                                                                    416,000
            180,000 Fleming Companies, Inc. company guaranty Ser. B,
                    10 1/2s, 2004                                                                           181,800
            570,000 Fox Family Worldwide, Inc. sr. disc. notes stepped-
                    coupon zero % (10 1/4s, 11/1/02), 2007 (STP)                                            570,000
            700,000 Fox Family Worldwide, Inc. sr. notes 9 1/4s, 2007                                       763,000
            190,000 Fox/Liberty Networks, LLC sr. notes 8 7/8s, 2007                                        199,500
            280,000 French Fragrances, Inc. company guaranty Ser. D,
                    10 3/8s, 2007                                                                           249,200
            110,000 Granite Broadcasting Corp. sr. sub. notes 9 3/8s, 2005                                   72,600
            230,000 Granite Broadcasting Corp. sr. sub. notes 8 7/8s, 2008                                  161,000
            140,000 Great Atlantic & Pacific Tea Co. notes 7 3/4s, 2007                                     131,600
            140,000 Great Atlantic & Pacific Tea Co. sr. notes 7.7s, 2004                                   136,150
            370,000 Home Interiors & Gifts, Inc. company guaranty
                    10 1/8s, 2008                                                                           240,500
          1,020,000 Insight Communications Company, Inc. sr. disc. notes stepped-coupon zero % (12 1/4s, 2/15/06),
                    2011 (STP)                                                                              561,000
            390,000 Insight Midwest LP/Insight Capital, Inc. sr. notes 10 1/2s,
                    2010                                                                                    415,350
            390,000 International Cabletel, Inc. sr. disc. notes 11 1/2s,
                    2006                                                                                    241,800
             30,000 Knology Holdings, Inc. sr. disc. notes stepped-coupon
                    zero % (11 7/8s, 10/15/02), 2007 (STP)                                                   12,000
            310,000 Leiner Health Products sr. sub. notes 9 5/8s, 2007
                    (In default) (NON)                                                                       22,475
            330,000 LIN Holdings Corp. sr. disc. notes stepped-coupon
                    zero % (10s, 3/1/03), 2008 (STP)                                                        224,400
             70,000 LIN Holdings Corp. 144A sr. disc. notes stepped-
                    coupon zero % (10s, 3/1/03), 2008 (STP)                                                  40,950
            460,000 LIN Television Corp. company guaranty 8 3/8s, 2008                                      418,600
            210,000 NBTY, Inc. sr. sub. notes Ser. B, 8 5/8s, 2007                                          199,500
            100,000 News America, Inc. sr. notes 6 5/8s, 2008                                               102,921
            610,000 North Atlantic Trading Co. company guaranty
                    Ser. B, 11s, 2004                                                                       524,600
            510,000 NTL Communications Corp. sr. notes Ser. B,
                    11 7/8s, 2010                                                                           300,900
            920,000 NTL Communications Corp. sr. notes Ser. B,
                    11 1/2s, 2008                                                                           542,800
            700,000 NTL Communications Corp. sr. notes stepped-
                    coupon Ser. B, zero % (12 3/8s, 10/1/03),
                    2008 (STP)                                                                              378,000
            600,000 NTL, Inc. sr. notes Ser. A, 12 3/4s, 2005                                               384,000
            220,000 ONO Finance PLC sr. notes 14s, 2011
                    (United Kingdom)                                                                        154,000
            100,000 ONO Finance PLC sr. notes 13s, 2009
                    (United Kingdom)                                                                         69,000
             10,000 Pegasus Communications Corp. sr. notes
                    12 1/2s, 2007                                                                             8,400
             70,000 Pegasus Communications Corp. sr. notes Ser. B,
                    9 3/4s, 2006                                                                             58,800
            400,000 Pegasus Satellite sr. notes 12 3/8s, 2006                                               336,000
            300,000 Playtex Products, Inc. company guaranty
                    9 3/8s, 2011                                                                            313,500
            250,000 Polaroid Corp. sr. notes 11 1/2s, 2006 (In default) (NON)                                22,500
            350,000 Premier International Foods PLC sr. notes 12s, 2009
                    (United Kingdom)                                                                        357,000
            220,000 Premier Parks, Inc. sr. notes 9 3/4s, 2007                                              223,300
            535,000 Premier Parks, Inc. sr. notes 9 1/4s, 2006                                              532,325
          1,030,516 Quorum Broadcast Holdings, LLC notes stepped-
                    coupon zero % (15s, 5/15/06), 2009
                    (acquired 5/15/01, cost $409,492) (RES) (STP)                                           409,527
            620,000 RAB Enterprises, Inc. company guaranty 10 1/2s,
                    2005                                                                                    328,600
            210,000 RCN Corp. sr. disc. notes stepped-coupon Ser. B,
                    zero % (9.8s, 2/15/03), 2008 (STP)                                                       50,400
            382,132 Regal Cinemas, Inc. bank term loan FRN Ser. A,
                    9.22s, 2006 (acquired 3/14/01, cost $342,486) (RES)                                     393,278
            360,321 Regal Cinemas, Inc. bank term loan FRN Ser. B,
                    9.22s, 2006 (acquired various dates from 3/14/01
                    to 4/17/01, cost $324,793) (RES)                                                        371,388
              1,000 Regal Cinemas, Inc. sr. sub. notes 8 7/8s, 2010
                    (In default) (NON)                                                                          195
             70,000 Revlon Consumer Products sr. notes 9s, 2006                                              52,500
            440,000 Revlon Consumer Products sr. sub. notes
                    8 5/8s, 2008                                                                            215,600
            400,000 Sbarro, Inc. company guaranty 11s, 2009                                                 344,000
            260,000 Scotts Co. (The) company guaranty 8 5/8s, 2009                                          265,200
            440,000 Silver Cinemas, Inc. sr. sub. notes 10 1/2s,
                    2005 (In default) (NON)                                                                      44
            390,000 Sinclair Broadcast Group, Inc. company guaranty 9s,
                    2007                                                                                    374,400
             10,000 Sinclair Broadcast Group, Inc. sr. sub. notes 10s, 2005                                  10,200
            240,000 Sinclair Broadcast Group, Inc. sr. sub. notes
                    8 3/4s, 2007                                                                            230,400
            500,000 Six Flags Corp. sr. notes 8 7/8s, 2006                                                  500,000
            160,000 Six Flags, Inc. sr. notes 9 1/2s, 2009                                                  158,400
            140,000 Smithfield Foods, Inc. 144A sr. notes 8s, 2009                                          144,900
             40,000 Southland Corp. deb. Ser. A, 4 1/2s, 2004                                                35,000
             70,000 Southland Corp. sr. sub. deb. 5s, 2003                                                   67,330
            370,000 Supercanal Holdings SA 144A sr. notes 11 1/2s,
                    2005 (Argentina) (In default) (NON)                                                      37,000
            110,000 TeleWest Communications PLC deb. 11s, 2007
                    (United Kingdom)                                                                         83,050
            190,000 TeleWest Communications PLC deb. 9 5/8s,
                    2006 (United Kingdom)                                                                   140,600
            180,000 TeleWest Communications PLC Structured Notes
                    10 7/8s, 2005 (issued by DLJ International Capital)
                    (Cayman Islands)                                                                        137,592
             20,000 Tricon Global Restaurants, Inc. sr. notes 8 7/8s, 2011                                   21,200
            580,000 Tricon Global Restaurants, Inc. sr. notes 7.65s, 2008                                   581,450
            320,000 Tricon Global Restaurants, Inc. sr. notes 7.45s, 2005                                   323,200
            373,000 United Artists Theatre sr. sub. notes Ser. B, 10.415s,
                    2007 (In default) (NON)                                                                  14,920
            941,000 United Artists Theatre sr. sub. notes Ser. B, 9 3/4s,
                    2008 (In default) (NON)                                                                  48,226
          1,110,000 United Pan-Europe NV sr. disc. notes 12 1/2s,
                    2009 (Netherlands)                                                                       99,900
          1,520,000 United Pan-Europe NV sr. disc. notes stepped-
                    coupon zero % (13 3/4s, 2/1/05), 2010
                    (Netherlands) (STP)                                                                     121,600
            140,000 United Pan-Europe NV sr. disc. notes stepped-
                    coupon zero % (12 1/2s, 8/1/04), 2009
                    (Netherlands) (STP)                                                                      11,200
             80,000 United Pan-Europe NV sr. notes Ser. B, 10 7/8s,
                    2007 (Netherlands)                                                                       12,000
            470,000 United Pan-Europe NV 144A bonds 10 7/8s,
                    2009 (Netherlands)                                                                       75,200
            160,000 United Rentals (North America), Inc. 144A
                    company guaranty 10 3/4s, 2008                                                          167,200
            475,000 Vlasic Foods International, Inc. sr. sub. notes Ser. B,
                    10 1/4s, 2009 (In default) (NON)                                                        109,250
            320,000 XM Satellite Radio Holdings, Inc. sec. notes 14s, 2010                                  160,000
            790,000 Young Broadcasting, Inc. company guaranty 10s, 2011                                     667,550
                                                                                                      -------------
                                                                                                         33,750,489

Energy (2.9%)
-------------------------------------------------------------------------------------------------------------------
            220,000 Belco Oil & Gas Corp. sr. sub. notes Ser. B, 8 7/8s, 2007                               222,200
            300,000 BRL Universal Equipment sec. notes 8 7/8s, 2008                                         309,000
             50,000 BRL Universal Equipment 144A sec. notes 8 7/8s,
                    2008                                                                                     51,750
            860,000 Chesapeake Energy Corp. company guaranty 8 1/8s,
                    2011                                                                                    840,650
            210,000 Chesapeake Energy Corp. 144A sr. notes 8 3/8s, 2008                                     208,425
            200,000 Dresser, Inc. 144A sr. sub. notes 9 3/8s, 2011                                          208,000
            220,000 El Paso Energy Partners L.P. company guaranty
                    Ser. B, 8 1/2s, 2011                                                                    231,000
            160,000 Forest Oil Corp. company guaranty 10 1/2s, 2006                                         169,600
            280,000 Forest Oil Corp. sr. notes 8s, 2008                                                     283,500
             30,000 Giant Industries Corp. company guaranty 9s, 2007                                         27,900
            220,000 Grant Prideco, Inc. company guaranty Ser. B,
                    9 5/8s, 2007                                                                            212,300
            180,000 Hanover Equipment Trust 144A sec. notes 8 3/4s,
                    2011                                                                                    188,100
            200,000 Hanover Equipment Trust 144A sec. notes 8 1/2s,
                    2008                                                                                    210,000
            440,000 HS Resources, Inc. company guaranty 9 1/4s, 2006                                        451,000
            200,000 Key Energy Services, Inc. company guaranty Ser. B,
                    8 3/8s, 2008                                                                            205,434
            320,000 Leviathan Gas Corp. company guaranty Ser. B,
                    10 3/8s, 2009                                                                           345,600
            450,000 Newfield Exploration Co. sr. notes 7 5/8s, 2011                                         451,688
            290,000 Nuevo Energy Co. sr. sub. notes Ser. B, 9 1/2s, 2008                                    279,850
            510,000 Nuevo Energy Co. sr. sub. notes Ser. B, 9 3/8s, 2010                                    489,600
            440,000 Ocean Energy, Inc. company guaranty Ser. B,
                    8 3/8s, 2008                                                                            462,906
            620,000 Parker Drilling Corp. company guaranty Ser. D,
                    9 3/4s, 2006                                                                            595,200
          1,230,000 Pioneer Natural Resources Co. company
                    guaranty 9 5/8s, 2010                                                                 1,359,150
            160,000 Pogo Producing Co. sr. sub. notes Ser. B, 8 1/4s, 2011                                  162,400
             50,000 Port Arthur Finance Corp. company guaranty 12 1/2s,
                    2009                                                                                     51,250
            400,000 Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                   421,000
            170,000 Seven Seas Petroleum sr. notes Ser. B, 12 1/2s, 2005                                     90,100
            325,000 Snyder Oil Corp. sr. sub. notes 8 3/4s, 2007                                            342,521
            120,000 Stone Energy Corp. company guaranty 8 3/4s, 2007                                        116,400
             30,000 Triton Energy, Ltd. sr. notes 9 1/4s, 2005
                    (Cayman Islands)                                                                         33,225
            230,000 Triton Energy, Ltd. sr. notes 8 7/8s, 2007
                    (Cayman Islands)                                                                        253,000
            590,000 Vintage Petroleum, Inc. sr. sub. notes 9 3/4s, 2009                                     623,925
            190,000 Vintage Petroleum, Inc. sr. sub. notes 7 7/8s, 2011                                     190,000
            200,000 Westport Resources Corp. 144A sr. sub. notes
                    8 1/4s, 2011                                                                            200,000
            140,000 XTO Energy, Inc. 144A sr. sub. notes Ser. B, 8 3/4s,
                    2009                                                                                    145,950
                                                                                                      -------------
                                                                                                         10,432,624

Financial (2.4%)
-------------------------------------------------------------------------------------------------------------------
            750,000 Advanta Corp. 144A company guaranty Ser. B,
                    8.99s, 2026                                                                             435,000
            350,000 AMRESCO, Inc. sr. sub. notes Ser. 97-A, 10s,
                    2004 (In default) (NON)                                                                 128,625
            520,000 Chevy Chase Savings Bank, Inc. sub. deb. 9 1/4s,
                    2005                                                                                    520,000
            335,000 Colonial Capital II 144A company guaranty 8.92s,
                    2027                                                                                    319,805
             60,000 Comdisco, Inc. notes 7 1/4s, 2001 (In default) (NON)                                     48,150
            190,000 Comdisco, Inc. notes 5.95s, 2002 (In default) (NON)                                     152,475
            330,000 Conseco Finance Trust III, Inc. bonds 8.796s, 2027                                       75,900
            380,000 Conseco Financial Corp. sr. sub. notes 10 1/4s, 2002                                    334,400
            200,000 Conseco, Inc. sr. notes 10 3/4s, 2008                                                    82,000
             45,000 Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027                                   51,593
          1,692,000 Finova Group, Inc. notes 7 1/2s, 2009                                                   626,040
            590,000 GS Escrow Corp. sr. notes 7 1/8s, 2005                                                  607,287
            845,000 Hanvit Bank 144A sub. notes 11 3/4s, 2010
                    (South Korea)                                                                           885,138
            136,000 Imperial Credit Industries, Inc. sec. notes 12s, 2005                                    40,800
            380,000 iStar Financial, Inc. sr. notes 8 3/4s, 2008                                            380,000
            210,000 Nationwide Credit, Inc. sr. notes Ser. A, 10 1/4s, 2008                                  63,000
             70,000 North Fork Capital Trust I company guaranty 8.7s,
                    2026                                                                                     70,869
            200,000 Ocwen Capital Trust I company guaranty 10 7/8s,
                    2027                                                                                    154,000
            220,000 Ocwen Federal Bank sub. deb. 12s, 2005                                                  209,000
            170,000 Ocwen Financial Corp. notes 11 7/8s, 2003                                               163,200
            350,000 Outsourcing Solutions, Inc. sr. sub. notes Ser. B,
                    11s, 2006                                                                               292,250
             40,000 Peoples Heritage Capital Trust company guaranty
                    Ser. B, 9.06s, 2027                                                                      38,106
            285,000 Provident Capital Trust company guaranty 8.6s, 2026                                     259,914
            415,000 Resource America, Inc. 144A sr. notes 12s, 2004                                         398,400
            165,000 Riggs Capital Trust 144A bonds 8 5/8s, 2026                                             121,250
          1,160,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                       1,258,600
            230,000 Sovereign Capital Trust company guaranty 9s, 2027                                       167,900
            340,000 Superior Financial 144A sr. notes 8.65s, 2003                                           350,098
            190,000 Webster Capital Trust I 144A bonds 9.36s, 2027                                          170,369
            180,000 Willis Corroon Corp. 144A company guaranty 9s,
                    2009                                                                                    186,300
                                                                                                      -------------
                                                                                                          8,590,469

Gaming & Lottery (3.5%)
-------------------------------------------------------------------------------------------------------------------
            260,000 Aladdin Gaming Holdings, LLC sr. disc. notes
                    stepped-coupon Ser. B, zero % (13 1/2s, 3/1/03),
                    2010 (In default) (NON) (STP)                                                            13,000
            310,000 Ameristar Casinos, Inc. company guaranty 10 3/4s,
                    2009                                                                                    325,500
            350,000 Argosy Gaming Co. company guaranty 10 3/4s,
                    2009                                                                                    385,000
            210,000 Argosy Gaming Co. sr. sub. notes 9s, 2011                                               220,500
            992,500 Autotote Corp. bank term loan FRN 7.195s, 2007
                    (acquired various dates from 10/13/00 to 1/8/01,
                    cost $990,022) (RES)                                                                    987,537
             88,846 Autotote Corp. bank term loan FRN Ser. A, 7.629s,
                    2007 (acquired 6/6/01, cost $85,737) (RES)                                               87,513
             60,000 Autotote Corp. company guaranty Ser. B, 12 1/2s,
                    2010                                                                                     63,000
            703,308 Fitzgeralds Gaming Corp. company guaranty Ser. B,
                    12 1/4s, 2004 (In default) (NON)                                                        386,819
            360,000 Harrah's Entertainment, Inc. company guaranty
                    7 1/2s, 2009                                                                            363,517
            310,000 Harrah's Operating Co., Inc. company guaranty
                    8s, 2011                                                                                319,186
            350,000 Herbst Gaming, Inc. 144A secd. notes 10 3/4s,
                    2008                                                                                    336,000
            530,000 Hollywood Casino Corp. company guaranty
                    11 1/4s, 2007                                                                           556,500
            210,000 Hollywood Park, Inc. company guaranty Ser. B,
                    9 1/4s, 2007                                                                            174,300
            590,000 Horseshoe Gaming Holdings company guaranty
                    8 5/8s, 2009                                                                            595,900
            390,000 International Game Technology sr. notes 8 3/8s, 2009                                    407,550
            930,000 International Game Technology sr. notes 7 7/8s, 2004                                    960,225
            215,000 Isle of Capri Black Hawk LLC 1st mtge. Ser. B,
                    13s, 2004                                                                               228,975
            220,000 Isle of Capri Black Hawk LLC company
                    guaranty 8 3/4s, 2009                                                                   198,000
             40,000 Mandalay Resort Group sr. notes 9 1/2s, 2008                                             40,100
            700,000 Mandalay Resort Group sr. sub. notes Ser. B,
                    10 1/4s, 2007                                                                           661,500
            780,000 MGM Mirage company guaranty 8 1/2s, 2010                                                783,705
            280,000 Mohegan Tribal Gaming sr. notes 8 1/8s, 2006                                            287,700
            350,000 Mohegan Tribal Gaming sr. sub. notes 8 3/4s, 2009                                       365,750
            650,000 Park Place Entertainment Corp. sr. sub. notes 8 7/8s,
                    2008                                                                                    646,750
            150,000 Park Place Entertainment Corp. 144A sr. notes 7 1/2s,
                    2009                                                                                    144,545
            330,000 Penn National Gaming, Inc. company guaranty Ser. B,
                    11 1/8s, 2008                                                                           341,550
            400,000 Station Casinos, Inc. sr. notes 8 3/8s, 2008                                            400,000
             70,000 Station Casinos, Inc. sr. sub. notes 9 7/8s, 2010                                        66,675
            110,000 Station Casinos, Inc. 144A sr. sub. notes 9 3/4s, 2007                                  106,150
            760,000 Trump A.C. 1st mtge. 11 1/4s, 2006                                                      440,800
            390,000 Trump Castle Funding, Inc. sr. sub. notes 11 3/4s, 2003                                 292,500
          1,250,000 Trump Castle Funding, Inc. sub. notes 10 1/4s, 2003                                   1,265,625
            390,000 Venetian Casino, Inc. company guaranty 12 1/4s, 2004                                    364,650
                                                                                                      -------------
                                                                                                         12,817,022

Health Care (2.8%)
-------------------------------------------------------------------------------------------------------------------
            135,000 ALARIS Medical Systems, Inc. 144A company
                    guaranty 9 3/4s, 2006                                                                   121,838
            440,000 ALARIS Medical Systems, Inc. 144A sec. notes
                    11 5/8s, 2006                                                                           466,400
            150,000 ALARIS Medical, Inc. sr. disc. notes stepped-coupon
                    zero % (11 1/8s, 8/1/03), 2008 (STP)                                                     84,000
            310,000 AmerisourceBergen Corp. 144A sr. notes 8 1/8s,
                    2008                                                                                    326,275
            200,000 Beverly Enterprises, Inc. sr. notes 9 5/8s, 2009                                        211,000
            200,000 Bio-Rad Labs Corp. sr. sub. notes 11 5/8s, 2007                                         222,000
            270,000 Conmed Corp. company guaranty 9s, 2008                                                  272,700
             70,000 Genesis Health Ventures, Inc. bank term loan FRN
                    Ser. B, 4.88s, 2004 (acquired 6/8/01, cost $48,484)
                    (In default) (NON) (RES)                                                                 53,200
            260,000 Hanger Orthopedic Group, Inc. sr. sub. notes
                    11 1/4s, 2009                                                                           218,400
            170,000 HCA, Inc. deb. 7.19s, 2015                                                              168,300
            150,000 HCA, Inc. med. term notes 7.69s, 2025                                                   147,000
            600,000 HCA, Inc. med. term notes 6.63s, 2045                                                   606,030
            200,000 HCA, Inc. notes 8 3/4s, 2010                                                            226,000
            640,000 HCA, Inc. notes 8.36s, 2024                                                             643,200
            510,000 HCA, Inc. notes 7s, 2007                                                                525,300
            220,000 Healthsouth Corp. sr. sub. notes 10 3/4s, 2008                                          244,750
            220,000 Insight Health Services Corp. 144A sr. sub. notes
                    9 7/8s, 2011                                                                            227,700
            490,000 Integrated Health Services, Inc. sr. sub. notes Ser. A,
                    9 1/2s, 2007 (In default) (NON)                                                           2,200
            250,000 Integrated Health Services, Inc. sr. sub. notes Ser. A,
                    9 1/4s, 2008 (In default) (NON)                                                           1,123
            400,000 Kinetic Concepts, Inc. company guaranty Ser. B,
                    9 5/8s, 2007                                                                            396,000
             70,000 Lifepoint Hospital Holdings company guaranty Ser. B,
                    10 3/4s, 2009                                                                            79,800
             60,000 Loewen Group International, Inc. company guaranty
                    Ser. 6, 7.2s, 2003 (In default) (NON)                                                    27,000
             60,000 Loewen Group International, Inc. 144A company
                    guaranty Ser. 4, 8 1/4s, 2003 (In default) (NON)                                         34,350
             70,000 Loewen Group International, Inc. company guaranty
                    Ser. 7, 7.6s, 2008 (In default) (NON)                                                    31,500
            100,000 Loewen Group, Inc. (The) company guaranty Ser. 5,
                    6.1s, 2002 (Canada) (In default) (NON)                                                   37,819
            680,000 Magellan Health Services, Inc. sr. sub. notes 9s, 2008                                  656,200
            120,000 Magellan Health Services, Inc. 144A sr. notes 9 3/8s,
                    2007                                                                                    126,000
          1,000,000 Mariner Post-Acute Network, Inc. sr. sub. notes Ser. B,
                    9 1/2s, 2007 (In default) (NON)                                                          10,000
            210,000 Mariner Post-Acute Network, Inc. sr. sub. notes
                    stepped-coupon Ser. B, zero % (10 1/2s, 11/1/02),
                    2007 (In default) (NON) (STP)                                                             1,050
            440,000 Mediq, Inc. company guaranty 11s, 2008 (In default) (NON)                                 4,400
            380,000 Mediq, Inc. deb. stepped-coupon zero % (13s, 6/1/03),
                    2009 (In default) (NON) (STP)                                                                38
             40,000 Multicare Cos., Inc. bank term loan FRN Ser. B,
                    4.88s, 2004 (acquired 6/8/01, cost $27,700)
                    (In default) (NON) (RES)                                                                 32,400
          1,080,000 Multicare Cos., Inc. sr. sub. notes 9s, 2007
                    (In default) (NON)                                                                          108
            310,000 Omnicare, Inc. company guaranty Ser. B, 8 1/8s, 2011                                    329,375
            530,000 Paracelsus Healthcare sr. sub. notes 10s, 2006
                    (In default) (NON)                                                                      159,000
             70,000 Service Corp. International debs. 7 7/8s, 2013                                           62,650
             50,000 Service Corp. International notes 7.7s, 2009                                             46,625
            970,000 Service Corp. International notes 6s, 2005                                              882,700
            390,000 Stewart Enterprises, Inc. notes 10 3/4s, 2008                                           425,100
            520,000 Sun Healthcare Group, Inc. sr. sub. notes Ser. B,
                    9 1/2s, 2007 (In default) (NON)                                                              52
            430,000 Sun Healthcare Group, Inc. 144A sr. sub. notes
                    9 3/8s, 2008 (In default) (NON)                                                              43
            550,000 Tenet Healthcare Corp. sr. notes Ser. B, 8 1/8s, 2008                                   595,375
            930,000 Triad Hospitals Holdings company guaranty Ser. B,
                    11s, 2009                                                                             1,036,950
             60,000 Triad Hospitals, Inc. company guaranty Ser. B, 8 3/4s,
                    2009                                                                                     64,500
            300,000 Vanguard Health Systems, Inc. 144A sr. sub. notes
                    9 3/4s, 2011                                                                            315,750
                                                                                                      -------------
                                                                                                         10,122,201

Homebuilding (0.9%)
-------------------------------------------------------------------------------------------------------------------
            300,000 Beazer Homes USA, Inc. company guaranty 8 5/8s,
                    2011                                                                                    294,000
             50,000 D.R. Horton, Inc. company guaranty 8s, 2009                                              48,250
            350,000 D.R. Horton, Inc. sr. notes 7 7/8s, 2011                                                335,125
            200,000 Del Webb Corp. sr. sub. deb. 9 3/8s, 2009                                               204,000
            130,000 Del Webb Corp. sr. sub. debs 9 3/4s, 2008                                               132,600
            250,000 K. Hovnanian Enterprises, Inc. company guaranty
                    10 1/2s, 2007                                                                           255,000
            500,000 KB Home sr. sub. notes 9 1/2s, 2011                                                     495,000
            130,000 Lennar Corp. company guaranty Ser. B, 9.95s, 2010                                       140,400
            280,000 Lennar Corp. sr. notes 7 5/8s, 2009                                                     271,600
             50,000 M.D.C. Holdings, Inc. sr. notes 8 3/8s, 2008                                             46,500
            360,000 Ryland Group, Inc. sr. notes 9 3/4s, 2010                                               369,900
             70,000 Ryland Group, Inc. sr. sub. notes 8 1/4s, 2008                                           65,800
            180,000 Standard Pacific Corp. sr. notes 9 1/2s, 2010                                           176,400
            260,000 Toll Corp. company guaranty 8 1/8s, 2009                                                251,550
                                                                                                      -------------
                                                                                                          3,086,125

Lodging/Tourism (0.9%)
-------------------------------------------------------------------------------------------------------------------
            280,000 Felcor Lodging LP company guaranty 9 1/2s, 2008 (R)                                     266,000
            276,000 Felcor Lodging LP company guaranty 8 1/2s,
                    2011 (R)                                                                                248,400
          2,125,000 HMH Properties, Inc. company guaranty Ser. B,
                    7 7/8s, 2008                                                                          1,816,875
            360,000 ITT Corp. notes 6 3/4s, 2005                                                            354,683
             80,000 John Q. Hammons Hotels, Inc. 1st mtge. 8 7/8s, 2004                                      70,400
            280,000 Meristar Hospitality Corp. company guaranty
                    9 1/8s, 2011                                                                            235,200
            100,000 Meristar Hospitality Corp. company guaranty 9s, 2008                                     85,500
                                                                                                      -------------
                                                                                                          3,077,058

Publishing (1.0%)
-------------------------------------------------------------------------------------------------------------------
            855,000 Affinity Group Holdings sr. notes 11s, 2007                                             692,550
            150,000 CanWest Media, Inc. sr. sub. notes 10 5/8s, 2011
                    (Canada)                                                                                156,750
            290,000 Garden State Newspapers, Inc. sr. sub. notes 8 5/8s,
                    2011                                                                                    259,550
            120,000 Garden State Newspapers, Inc. sr. sub. notes Ser. B,
                    8 3/4s, 2009                                                                            109,200
            200,000 Hollinger International Publishing, Inc. company
                    guaranty 9 1/4s, 2007                                                                   190,000
            230,000 Hollinger Participation Trust 144A sr. notes 12 1/8s,
                    2010 (Canada)                                                                           177,100
            290,000 Key3media Group, Inc. company guaranty 11 1/4s,
                    2011                                                                                    234,900
            400,000 Perry-Judd company guaranty 10 5/8s, 2007                                               330,000
            630,000 PRIMEDIA, Inc. company guaranty 8 7/8s, 2011                                            510,300
            180,000 PRIMEDIA, Inc. company guaranty 7 5/8s, 2008                                            142,200
            420,000 PRIMEDIA, Inc. company guaranty Ser. B, 8 1/2s,
                    2006                                                                                    342,300
            240,000 Quebecor Media, Inc. sr. disc. notes stepped-coupon
                    zero % (13 3/4s, 7/15/06), 2011 (Canada) (STP)                                          129,600
            250,000 Quebecor Media, Inc. sr. notes 11 1/8s,
                    2011 (Canada)                                                                           261,250
                                                                                                      -------------
                                                                                                          3,535,700

Retail (0.5%)
-------------------------------------------------------------------------------------------------------------------
            260,000 Amazon.com, Inc. sr. sub. notes stepped-coupon
                    zero % (10s, 5/1/03), 2008 (STP)                                                        172,900
             20,000 Iron Age Holdings Corp. sr. disc. notes stepped-
                    coupon zero % (12 1/8s, 5/1/03), 2009 (STP)                                               1,800
            400,000 K mart Corp. pass-through certificates Ser. 95K4,
                    9.35s, 2020                                                                             334,000
            300,000 K mart Corp. 144A notes 9 7/8s, 2008                                                    259,500
             35,000 Mothers Work, Inc. sr. notes 12 5/8s, 2005                                               32,200
            200,000 Petco Animal Supplies, Inc. 144A sr. sub. notes
                    10 3/4s, 2011                                                                           205,000
          1,060,000 Saks, Inc. company guaranty 8 1/4s, 2008                                                805,600
            120,000 Tommy Hilfiger USA, Inc. company guaranty
                    6 1/2s, 2003                                                                            118,200
                                                                                                      -------------
                                                                                                          1,929,200

Specialty Printing (0.1%)
-------------------------------------------------------------------------------------------------------------------
            149,283 Von Hoffman Press, Inc. 144A sr. sub. notes 13 1/2s,
                    2009                                                                                    119,426
            170,000 Von Hoffman Press, Inc. 144A sr. sub. notes 10 3/8s,
                    2007                                                                                    150,450
                                                                                                      -------------
                                                                                                            269,876

Technology (1.0%)
-------------------------------------------------------------------------------------------------------------------
            100,000 Amkor Technologies, Inc. sr. notes 9 1/4s, 2006                                          86,500
            210,000 Amkor Technologies, Inc. Structured Note 12.58s,
                    2005 (issued by STEERS Credit Linked Trust 2001)                                        189,000
             80,000 Amkor Technology, Inc. sr. notes 9 1/4s, 2008                                            68,400
          1,210,000 Cybernet Internet Services International, Inc.
                    144A sr. disc. notes stepped-coupon zero %
                    (13s, 8/15/04), 2009 (Denmark) (STP)                                                     12,100
            460,000 Equinix, Inc. sr. notes 13s, 2007                                                       115,000
            420,000 Exodus Communications, Inc. sr. notes 10 3/4s,
                    2009 (In default) (NON)                                                                  90,300
            400,000 Fairchild Semiconductor International, Inc. sr. sub.
                    notes 10 1/8s, 2007                                                                     398,000
            840,000 Firstworld Communication Corp. sr. disc. notes
                    stepped-coupon zero % (13s, 4/15/03), 2008 (STP)                                         33,600
            825,000 Globix Corp. sr. notes 12 1/2s, 2010                                                    165,000
            450,000 Intira Corp. bonds stepped-coupon zero %,
                    (13s, 2/01/05), 2010 (acquired 1/31/00,
                    cost $239,810) (RES)                                                                      4,500
            130,000 Iron Mountain, Inc. company guaranty 8 3/4s, 2009                                       135,200
            150,000 Iron Mountain, Inc. company guaranty 8 1/8s,
                    2008 (Canada)                                                                           148,500
            930,000 Iron Mountain, Inc. sr. sub. notes 8 1/4s, 2011                                         943,950
            740,000 Lucent Technologies, Inc. debs. 6.45s, 2029                                             473,600
             90,000 PSINet, Inc. sr. notes 11 1/2s, 2008 (In default) (NON)                                   6,975
            630,000 PSINet, Inc. sr. notes 11s, 2009 (In default) (NON)                                      48,825
             70,000 PSINet, Inc. sr. notes Ser. B, 10s, 2005 (In default) (NON)                               5,425
            200,000 SCG Holding & Semiconductor Corp. company
                    guaranty 12s, 2009                                                                       80,000
             80,000 Seagate Technology, Inc. 144A company guaranty
                    12 1/2s, 2007 (Cayman Islands)                                                           82,800
            300,000 Telecommunications Techniques, Inc. company
                    guaranty 9 3/4s, 2008                                                                   144,000
            420,000 Telehub Communications Corp. company guaranty
                    stepped-coupon zero % (13 7/8s, 7/31/02),
                    2005 (STP)                                                                                   42
            170,000 Telex Communications, Inc. company guaranty 10 1/2s,
                    2007                                                                                     40,800
            190,656 United Defense Industries, Inc. bank term loan
                    FRN 6.82s, 2009 (acquired 10/19/01,
                    cost $190,656) (RES)                                                                    190,060
            540,000 Viasystems, Inc. sr. notes Ser. B, 9 3/4s, 2007                                         135,000
             20,000 Xerox Credit Corp. sr. notes 6.1s, 2003                                                  16,000
                                                                                                      -------------
                                                                                                          3,613,577

Textiles (0.3%)
-------------------------------------------------------------------------------------------------------------------
            300,000 Galey & Lord, Inc. company guaranty 9 1/8s, 2008                                         73,500
            460,000 Kasper A.S.L., Ltd. sr. notes 12 3/4s, 2004 (In default) (NON)                          119,600
            500,000 Levi Strauss & Co. sr. notes 11 5/8s, 2008                                              365,000
            710,000 Westpoint Stevens, Inc. sr. notes 7 7/8s, 2005                                          227,200
            300,000 William Carter Holdings Co. (The) 144A sr. sub.
                    notes 10 7/8s, 2011                                                                     315,000
                                                                                                      -------------
                                                                                                          1,100,300

Transportation (1.2%)
-------------------------------------------------------------------------------------------------------------------
             50,000 Air Canada Corp. sr. notes 10 1/4s, 2011 (Canada)                                        20,000
            540,000 Airbus Industries 144A notes Ser. D, 12.266s, 2020                                      592,401
            230,000 American Airlines, Inc. bonds Ser. 01-2, Class B,
                    8.608s, 2011                                                                            241,912
            110,000 American Airlines, Inc. 144A pass-through
                    certificates Ser. 01-2, Class A-2, 7.858s, 2011                                         117,314
            530,000 Calair, LLC 144A company guaranty 8 1/8s, 2008                                          381,600
             46,000 International Shipholding Corp. sr. notes 9s, 2003                                       44,620
            400,000 Kansas City Southern Railway Co. company
                    guaranty 9 1/2s, 2008                                                                   416,000
            130,000 Kitty Hawk, Inc. company guaranty 9.95s, 2004
                    (In default) (NON)                                                                       16,900
            170,000 Navistar International Corp. company guaranty
                    Ser. B, 9 3/8s, 2006                                                                    168,300
            380,000 Navistar International Corp. sr. notes Ser. B, 8s, 2008                                 340,100
             70,000 Newport News Shipbuilding, Inc. sr. notes 8 5/8s,
                    2006                                                                                     74,200
            130,000 Northwest Airlines, Inc. company guaranty 8 3/8s,
                    2004                                                                                    103,350
            310,000 Northwest Airlines, Inc. company guaranty 7 5/8s,
                    2005                                                                                    234,050
            430,000 Railamerica Transportation Corp. company guaranty
                    12 7/8s, 2010                                                                           434,300
             80,000 Transportation Manufacturing Operations, Inc.
                    company guaranty 11 1/4s, 2009                                                           36,000
            913,586 Transportation Tech. bank term loan FRN 9.86s,
                    2007 (acquired 2/29/00, cost $911,302) (RES)                                            598,399
            100,000 Travel Centers of America notes 12 3/4s, 2009                                           101,000
            190,000 US Air, Inc. pass-through certificates Ser. 93A2,
                    9 5/8s, 2003                                                                            148,200
            120,000 US Air, Inc. pass-through certificates Ser. 93A3,
                    10 3/8s, 2013                                                                            75,600
                                                                                                      -------------
                                                                                                          4,144,246

Utilities and Power (2.5%)
-------------------------------------------------------------------------------------------------------------------
            260,000 AES Corp. (The) notes 8 3/4s, 2008                                                      239,200
          1,200,000 AES Corp. (The) sr. notes 9 3/8s, 2010                                                1,113,000
            130,000 AES Corp. (The) sr. notes 8 7/8s, 2011                                                  117,650
            200,000 Azurix Corp. sr. notes Ser. B, 10 3/4s, 2010                                            172,000
            360,000 Azurix Corp. sr. notes Ser. B, 10 3/8s, 2007                                            309,600
            530,000 Calpine Canada Energy Finance company guaranty
                    8 1/2s, 2008 (Canada)                                                                   545,195
            210,000 Calpine Corp. sr. notes 10 1/2s, 2006                                                   218,400
            810,000 Calpine Corp. sr. notes 8 1/2s, 2011                                                    827,067
            410,000 Calpine Corp. sr. notes 7 7/8s, 2008                                                    413,478
             10,000 Calpine Corp. sr. notes 7 3/4s, 2009                                                      9,769
            330,000 CMS Energy Corp. sr. notes 8.9s, 2008                                                   340,725
            590,000 CMS Energy Corp. sr. notes Ser. B, 6 3/4s, 2004                                         585,003
            190,000 Edison International notes 6 7/8s, 2004                                                 169,100
            200,000 Edison Mission Energy 144A sr. notes 10s, 2008                                          215,512
            670,000 Midland Funding II Corp. deb. Ser. A, 11 3/4s, 2005                                     736,873
            150,000 Midland Funding II Corp. deb. Ser. B, 13 1/4s, 2006                                     177,978
            131,658 Midland Funding II Corp. deb. Ser. C-94, 10.33s, 2002                                   135,012
            420,000 Mission Energy Holding 144A sec. notes 13 1/2s,
                    2008                                                                                    470,400
            303,210 Northeast Utilities notes Ser. A, 8.58s, 2006                                           325,377
             82,133 Northeast Utilities notes Ser. B, 8.38s, 2005                                            86,776
            200,000 Pacific Gas & Electric Co. 144A sr. notes 7 3/8s, 2005                                  203,000
            490,000 Southern California Edison Co. notes 8.95s, 2003                                        475,300
             50,000 Southern California Edison Co. notes 6 3/8s, 2006                                        45,500
            500,000 Tiverton/Rumford Power Associates, Ltd. 144A
                    pass-through certificates 9s, 2018                                                      517,880
            647,000 York Power Funding 144A notes 12s, 2007
                    (Cayman Islands)                                                                        669,645
                                                                                                      -------------
                                                                                                          9,119,440
                                                                                                      -------------
                    Total Corporate Bonds and Notes
                    (cost $208,660,308)                                                               $ 170,510,826

FOREIGN GOVERNMENT BONDS AND NOTES (15.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
USD       2,593,157 Argentina (Republic of) bonds 12 1/4s, 2018                                       $   1,089,126
USD         350,000 Argentina (Republic of) bonds 12s, 2031                                                 154,000
USD       1,250,000 Argentina (Republic of) bonds 11 3/4s, 2015                                             562,500
USD       1,825,000 Argentina (Republic of) unsub. notes
                    stepped-coupon 7s (15 1/2s, 12/19/04),
                    2008 (STP)                                                                              871,438
AUD       1,630,000 Australia (Government of) bonds 5 3/4s, 2011                                            854,648
USD       1,420,000 Brazil (Federal Republic of) bonds 12 1/4s, 2030                                      1,057,900
USD       1,800,000 Brazil (Federal Republic of) unsub. notes 11s, 2040                                   1,197,000
CAD       1,450,000 Canada (Government of) bonds 6s, 2011                                                   989,638
CAD       1,005,000 Canada (Government of) bonds 5 1/2s, 2010                                               662,039
CAD       1,890,000 Canada (Government of) bonds Ser. WL43,
                    5 3/4s, 2029                                                                          1,258,610
USD         840,000 Colombia (Republic of) bonds 11 3/4s, 2020                                              820,260
USD         510,000 Ecuador (Republic of) bonds Ser. REGS, 12s, 2012                                        334,050
USD         440,000 Ecuador (Republic of) bonds stepped-coupon
                    Ser. REGS, 4s (5s, 8/15/02), 2030 (STP)                                                 178,200
EUR       7,665,000 France (Government of) bonds 5 1/2s, 2010                                             7,420,007
EUR         440,000 France (Government of) deb. 4s, 2009                                                    386,513
EUR         701,100 Germany (Federal Republic of) bonds Ser. 00,
                    5 1/2s, 2031                                                                            674,903
EUR       5,825,000 Germany (Federal Republic of) bonds Ser. 132,
                    4 1/8s, 2004                                                                          5,355,566
EUR       2,830,000 Germany (Federal Republic of) bonds Ser. 99,
                    4s, 2009                                                                              2,511,463
EUR       1,890,000 Italy (Government of) bonds 5 1/4s, 2011                                              1,774,448
EUR         995,000 Italy (Government of) bonds 4 3/4s, 2006                                                929,597
EUR       1,940,000 Italy (Government of) sr. unsub. 4 1/4s, 2002                                         1,746,271
EUR       1,620,000 Italy (Government of) treasury bonds 3 1/4s, 2004                                     1,456,476
NZD       2,275,000 New Zealand (Government of) bonds Ser. 709,
                    7s, 2009                                                                                994,261
USD         640,000 Philippines (Republic of) bonds 9 7/8s, 2019                                            522,560
USD       1,280,000 Philippines (Republic of) notes 10 5/8s, 2025                                         1,078,400
USD       1,410,000 Russia (Federation of) bonds 12 3/4s, 2028                                            1,415,640
USD       3,365,000 Russia (Federation of) unsub. 8 1/4s, 2010                                            2,641,525
USD       3,350,000 Russia (Federation of) unsub. stepped-coupon 5s
                    (7 1/2s, 3/31/07), 2030 (STP)                                                         1,596,275
USD       4,601,250 Russia (Federation of) 144A unsub. stepped-coupon
                    5s (7 1/2s, 3/31/07), 2030 (STP)                                                      2,192,496
USD         420,000 Turkey (Republic of) bonds 11 3/4s, 2010                                                383,250
GBP         820,000 United Kingdom Treasury bonds 10s, 2003                                               1,314,670
GBP       2,820,000 United Kingdom Treasury bonds Ser. 85, 9 3/4s, 2002                                   4,291,533
GBP       1,585,000 United Kingdom Treasury bonds 8 1/2s, 2005                                            2,647,186
USD       1,025,000 United Mexican States bonds 11 3/8s, 2016                                             1,235,125
USD       1,665,000 United Mexican States bonds Ser. MTN, 8.3s, 2031                                      1,585,913
USD       1,010,000 United Mexican States bonds Ser. XW, 10 3/8s, 2009                                    1,148,875
USD       1,180,000 United Mexican States notes Ser. A, 9 7/8s, 2010                                      1,306,850
USD         965,000 Venezuela (Republic of) bonds 9 1/4s, 2027                                              641,725
                                                                                                      -------------
                    Total Foreign Government Bonds and Notes
                    (cost $58,653,585)                                                                $  57,280,937

COLLATERALIZED MORTGAGE OBLIGATIONS (12.1%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         2,055,000 Banc of America Commercial Mortgage, Inc.
                    Ser. 01-PB1, Class XC, Interest Only (IO)
                    0.952s, 2035                                                                      $      93,905
          3,656,400 Bank of America Mortgage Securities Ser. 01-10,
                    Class 1A11, IO, 6.13s, 2031                                                             162,253
            698,090 Blackstone Hotel Acquisition Co. jr. mtge. loan
                    FRN 9.794s, 2003 (United Kingdom)                                                       973,604
            300,000 Chase Commercial Mortgage Securities Corp.
                    Ser. 00-3, Class G, 6.887s, 2019                                                        251,344
                    Commercial Mortgage Acceptance Corp.
            905,000 Ser. 97-ML1, Class D, 7.052s, 2010                                                      897,293
          2,849,383 Ser. 97-ML1, IO, 0.953s, 2017                                                            99,617
         28,413,801 Commercial Mortgage Asset Trust Ser. 99-C1,
                    Class X, IO, 1.165s, 2020                                                             1,692,619
          1,060,000 Countrywide Home Loan Ser. 98-3, Class A5,
                    6 3/4s, 2028                                                                          1,097,100
          1,625,000 Countrywide Mortgage Backed Securities, Inc.
                    Ser. 93-C, Class A8, 6 1/2s, 2024                                                     1,663,041
          3,582,000 Criimi Mae Commercial Mortgage Trust Ser. 98-C1,
                    Class A2, 7s, 2011                                                                    3,669,311
          1,398,000 Criimi Mae Commercial Mortgage Trust 144A
                    Ser. 98-C1, Class B, 7s, 2011                                                         1,294,461
                    CS First Boston Mortgage Securities Corp.
            285,000 Ser. 01-CF2, Class E, 7.29s, 2011                                                       300,501
            295,000 Ser. 01-CF2, Class G, 6.93s, 2011                                                       293,477
         27,330,607 Deutsche Mortgage & Asset Receiving Corp.
                    Ser. 98-C1, Class X, IO, 1.226s, 2023                                                 1,212,796
                    Euro Loan Conduit 144A
            300,000 FRN Ser. 7A, Class E, 8.493s, 2006 (United Kingdom)                                     410,084
            550,000 FRN Ser. 7A, Class D, 6.743s, 2006 (United Kingdom)                                     791,812
                    Fannie Mae
            435,051 Ser. 93-245, Class SD, 15.704s, 2023                                                    436,751
            549,195 Ser. 98-63, Class S, 13.272s, 2026                                                      549,538
            142,913 Ser. 99-28, Class SC, 13.084s, 2028                                                     141,752
            548,700 Ser. 98-1, Class SA, IO, 11.7s, 2024                                                    170,530
              3,536 Ser. 92-15, Class L, IO, 8s, 2022                                                        72,283
            791,382 Ser. 97-92, Class SM, PO, zero%, 2022                                                   749,162
         12,914,370 Ser. 00-T6, IO, 7.32s, 2030                                                             269,288
          1,864,705 Ser. 01-55, Class CZ, 6 1/2s, 2031                                                    1,856,838
          2,750,444 Ser. 93-251, Class Z, 6 1/2s, 2023                                                    2,773,650
          9,809,024 FFCA Secured Lending Corp. Ser. 00-1, Class X,
                    IO, 1.72s, 2020                                                                         893,541
                    Freddie Mac
          1,315,155 Ser. 2319, Class S, 18.465s, 2031                                                     1,320,087
            631,215 Ser. 2080, Class SA, 15.02s, 2028                                                       634,174
            584,777 Ser. 1717, 6 1/2s, 2024                                                                 616,986
            780,000 Ser. 44, Class SG, IO, 4.35s, 2023                                                       38,838
          4,969,165 Ser. 203, IO, 1.9s, 2029                                                                810,595
          2,485,605 Ser. 215, Principal Only (PO), zero %, 2031                                           2,325,594
            377,758 Ser. 2302, Class LO, PO, zero %, 2031                                                   352,260
            617,586 Ser. 2304, PO, zero %, 2031                                                             593,847
            352,852 Ser. 188, PO, zero %, 2027                                                              324,018
            713,923 Ser. 2190, PO, zero %, 2014                                                             686,927
            300,000 GE Capital Commercial Mortgage Corp. Ser. 01-1,
                    Class G, 7.04s, 2011                                                                    301,840
            620,000 GE Capital Mortgage Services, Inc. Ser. 98-11,
                    Class 2A4, 6 3/4s, 2028                                                                 638,922
          1,085,000 General Growth Properties Ala Moa FRB Ser. 99-C1,
                    Class E, 4.34s, 2009                                                                  1,085,000
                    General Growth Properties-Homart 144A
            255,000 FRB Ser. 99-C1, Class F, 4.34s, 2003                                                    255,000
            220,000 FRB Ser. 99-C1, Class G, 4.59s, 2003                                                    220,000
                    General Growth Properties-Ivanhoe
            257,368 FRB Ser. 99-C1, Class G, 5.34s, 2004                                                    257,368
            432,930 FRB Ser. 99-C1, Class F, 4.59s, 2004                                                    432,930
                    Government National Mortgage Association
          6,952,728 Ser. 99-42, Class SB, IO, 5.92s, 2027                                                   447,582
            921,512 Ser. 99-46, Class SQ, IO, 5.92s, 2027                                                    63,354
          4,576,778 Ser. 99-34, Class SB, IO, 5.47s, 2027                                                   258,159
            570,632 Ser. 98-2, Class EA, PO, zero %, 2028                                                   507,863
            331,521 Ser. 99-42, PO, zero %, 2027                                                            317,069
            585,000 Granite Mortgages PLC FRN Ser. 01-1, Class 1C,
                    3.79s, 2041 (United Kingdom)                                                            583,538
          2,660,000 Holmes Financing PLC FRB Ser. 1, Class 2C,
                    3.58s, 2040                                                                           2,644,040
                    Merrill Lynch Mortgage Investors, Inc.
          7,738,834 Ser. 96-C2, IO, 1.719s, 2028                                                            515,116
            929,723 Ser. 98-C2, IO, 1.413s, 2030                                                             61,994
            640,000 Ser. 1995-C3, Class D, 7.782s, 2025                                                     690,400
            585,000 Ser. 96-C2, Class E, 6.96s, 2028                                                        582,416
          3,923,886 Mortgage Capital Funding, Inc. Ser. 97-MC2,
                    Class X, IO, 1.575s, 2012                                                               226,237
             52,075 Prudential Home Mortgage Securities Ser. 93-57,
                    Class A4, 5.9s, 2023                                                                     53,134
            700,000 Residential Mortgage Securities 144A FRB Ser. 8,
                    Class M, 4.99s, 2038                                                                  1,012,850
          4,953,800 Resolution Funding Mortgage Securities I Ser. 01-S26,
                    Class A9, IO 4.899s, 2031                                                               195,056
            445,579 Rural Housing Trust Ser. 87-1, Class D, 6.33s, 2026                                     462,529
          1,370,000 Starwood Asset Receivables Trust FRB Ser. 00-1,
                    Class E, 5.17s, 2005                                                                  1,380,412
                                                                                                      -------------
                    Total Collateralized Mortgage Obligations
                    (cost $42,852,112)                                                                $  43,712,686
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (10.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Government Agency Mortgage Obligations (1.0%)
-------------------------------------------------------------------------------------------------------------------
$           162,548 Federal Home Loan Mortgage Corporation 7 1/2s,
                    May 1, 2027                                                                       $     171,079
                    Federal National Mortgage Association
                    Pass-Through Certificates
             26,296 8s, July 1, 2024                                                                         28,149
          1,254,438 7 1/2s, with due dates from January 1, 2030 to
                    June 1, 2031                                                                          1,314,246
            815,000 6 5/8s, September 15, 2009                                                              917,511
                    Government National Mortgage Association
                    Pass-Through Certificates
            255,463 8s, December 15, 2022                                                                   272,827
            943,450 7s, November 15, 2026                                                                   988,377
                                                                                                      -------------
                                                                                                          3,692,189

U.S. Treasury Obligations (9.7%)
-------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Notes
         12,590,000 6 1/2s, February 15, 2010                                                            14,606,414
         10,100,000 5 3/4s, August 15, 2010 (SEG)                                                        11,212,616
            810,000 5s, February 15, 2011                                                                   854,680
            535,000 4 5/8s, May 15, 2006                                                                    559,578
          7,580,000 2 3/4s, October 31, 2003                                                              7,627,375
                                                                                                      -------------
                                                                                                         34,860,663
                                                                                                      -------------
                    Total U.S. Government and Agency Obligations
                    (cost $36,026,919)                                                                $  38,552,852

BRADY BONDS (3.5%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         1,033,200 Argentina (Republic of) debs. FRB 3 3/8s, 2005                                    $     565,677
          7,949,983 Brazil (Federal Republic of) bonds 8s, 2014 (POR)                                     5,416,323
            565,000 Brazil (Federal Republic of) govt. guaranty Ser. 18YR,
                    FRB 3 1/4s, 2012                                                                        333,350
          1,183,050 Bulgaria (Government of) deb. FRB Ser. PDI,
                    4.563s, 2011                                                                            928,694
            277,200 Bulgaria (Government of) deb. FRB Ser. RPDI,
                    4.563s, 2011                                                                            217,602
            645,000 Bulgaria (Government of) Ser. A, 4.563s, 2024                                           507,938
            825,000 Bulgaria (Government of) Ser. A, FLIRB, 2 3/4s, 2012                                    668,250
          1,235,000 Peru (Republic of) FLIRB 3 3/4s, 2017                                                   802,750
          2,250,000 United Mexican States bonds Ser. B, 6 1/4s, 2019                                      2,148,750
          1,238,080 Venezuela (Republic of) deb. FRB Ser. DL, 4 3/4s, 2007                                  979,693
                                                                                                      -------------
                    Total Brady Bonds (cost $13,069,285)                                              $  12,569,027

PREFERRED STOCKS (1.7%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
             14,657 AmeriKing, Inc. $3.25 cum. pfd. (PIK)                                             $         147
             29,000 California Federal Bancorp, Inc. Ser. A, $2.281 pfd.                                    733,700
             11,925 Chevy Chase Capital Corp. Ser. A, $5.188 pfd. (PIK)                                     682,706
            130,000 CSBI Capital Trust I 144A company guaranty Ser. A,
                    11.75% pfd.                                                                             145,600
             10,460 CSC Holdings, Inc. Ser. M, $11.125 cum. pfd. (PIK)                                    1,087,840
                760 Delta Financial Corp. Ser. A, $10.00 cum. pfd.                                            9,880
             27,930 Diva Systems Corp. Ser. C, 6.00% cum. pfd.                                                  279
              7,700 Doane Products Co. $7.125 pfd.                                                          231,000
                364 Dobson Communications Corp. 13.00% pfd.                                                 353,080
                210 First Republic Capital Corp. 144A 10.50% pfd.                                           192,150
              1,040 Granite Broadcasting Corp. 12.75% cum. pfd. (PIK)                                       187,200
                698 ICG Holdings, Inc. 14.25% pfd. (Canada) (In default) (NON)                                    7
                373 ICG Holdings, Inc. 14.00% pfd. (Canada)
                    (In default) (NON) (PIK)                                                                      4
                635 Intermedia Communications, Inc. Ser. B, 13.50% pfd. (PIK)                               673,100
                  4 Nextel Communications, Inc. Ser. D, 13.00%
                    cum. pfd. (PIK)                                                                           1,640
                393 Nextel Communications, Inc. Ser. E, 11.125% pfd. (PIK)                                  145,269
                145 Paxson Communications Corp. 13.25% cum. pfd. (PIK)                                    1,290,500
                573 Rural Cellular Corp. 12.25% pfd. (PIK)                                                  469,885
                                                                                                      -------------
                    Total Preferred Stocks (cost $8,423,105)                                          $   6,203,987

ASSET-BACKED SECURITIES (1.1%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$           600,000 Conseco Finance Securitization Corp. Ser. 00-6,
                    Class M2, 8.2s, 2032                                                              $     634,016
          2,505,000 Conseco Finance Securitizations Corp. Ser. 00-4,
                    Class A6, 8.31s, 2032                                                                 2,849,438
            896,077 First Plus 144A Ser. 98-A, Class A, 8 1/2s, 2023                                        591,411
                                                                                                      -------------
                    Total Asset-Backed Securities (cost $3,996,556)                                   $   4,074,865

CONVERTIBLE BONDS AND NOTES (0.6%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
       $    260,000 American Tower Corp. cv. notes 5s, 2010                                           $     176,176
            510,000 DaVita, Inc. cv. sub. notes 7s, 2009                                                    475,320
            690,000 Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                                           37,950
            320,000 Healthsouth Corp. cv. sub. deb. 3 1/4s, 2003                                            304,000
             59,000 Hexcel Corp. cv. sub. notes 7s, 2003                                                     33,630
            870,000 Nextel Communications, Inc. cv. sr. notes 5 1/4s, 2010                                  450,225
             50,000 Rogers Communications cv. deb. 2s, 2005 (Canada)                                         38,188
            500,000 Solectron Corp. cv. notes zero %, 2020                                                  255,000
             20,000 Spectrasite Holdings, Inc. cv. sr. notes 6 3/4s, 2010                                     7,416
            720,000 Telewest Finance Corp. cv. sub. notes 6s, 2005
                    (United Kingdom)                                                                        489,600
                                                                                                      -------------
                    Total Convertible Bonds and Notes
                    (cost $2,685,812)                                                                 $   2,267,505

COMMON STOCKS (0.6%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                200 AmeriKing, Inc. (NON)                                                             $           2
             18,271 Arch Wireless, Inc. (NON)                                                                   603
              7,792 Aurora Foods, Inc. (NON)                                                                 33,895
              2,625 Axia Holding, Inc. 144A (NON) (PIK)                                                      31,500
            111,146 Celcaribe SA (Colombia) (NON)                                                            13,893
                760 Delta Funding Residual Exchange Co., LLC                                                187,720
                760 Delta Funding Residual Management, Inc.                                                       8
             94,040 Focal Communications Corp. (NON)                                                         48,901
              2,798 Genesis Health Ventures, Inc. (NON)                                                      64,634
              1,861 Imperial Credit Industries, Inc. (NON)                                                      651
              7,263 Intira Corp. (NON)                                                                            1
              1,132 MPower Holdings Corp. 144A                                                                  306
                480 Premium Holdings (L.P.) 144A (NON)                                                        7,677
              1,004 PSF Holdings LLC Class A (NON)                                                        1,606,176
                 91 Quorum Broadcast Holdings, Inc. Class E
                    (acquired 5/15/01, cost $90,498) (RES)                                                   90,690
             15,520 Safety Components International, Inc.
                    (acquired 7/27/97, cost $290,000) (RES) (NON)                                            96,224
             15,000 Specialty Foods Acquisition Corp. (NON)                                                     150
                867 Vast Solutions, Inc. Class B1 (NON)                                                       2,601
                867 Vast Solutions, Inc. Class B2 (NON)                                                       2,601
                867 Vast Solutions, Inc. Class B3 (NON)                                                       2,601
                  1 Worldcom, Inc.-WorldCom Group (NON)                                                          13
                                                                                                      -------------
                    Total Common Stocks (cost $4,833,776)                                             $   2,190,847

UNITS (0.1%) (a)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
          1,789,134 Contifinancial Corp. Liquidating Trust units
                    8 1/8s, 2031                                                                      $     102,875
                210 Mikohn Gaming Corp. 144A units 11 7/8s, 2008                                            197,400
                560 Pegasus Shipping 144A units stepped-coupon
                    zero % (14 1/2s, 6/20/03), 2008 (Bermuda) (STP)                                          19,600
            380,000 XCL, Ltd. 144A units 13 1/2s, 2004 (In default) (NON)                                   114,000
              4,732 XCL, Ltd. 144A units cv. cum. pfd. zero % (PIK)                                           2,366
                                                                                                      -------------
                    Total Units (cost $2,537,167)                                                     $     436,241

WARRANTS (0.1%) (a) (NON)                                                               EXPIRATION
NUMBER OF WARRANTS                                                                         DATE            VALUE
-------------------------------------------------------------------------------------------------------------------
                  7 Anker Coal Group, Inc. 144A                                           10/28/09    $           1
                330 Bestel SA de C.V. (Mexico)                                            5/15/05            39,600
                310 Birch Telecommunications, Inc. 144A (PIK)                             6/15/08                31
              2,498 CellNet Data Systems, Inc.                                            10/1/07                 3
                230 Colo.com, Inc. 144A                                                   3/15/10                 2
                560 Dayton Superior Corp.                                                 6/15/09            11,200
                 40 Decrane Aircraft Holdings Co.                                         9/30/08                 1
              8,056 Delta Financial Corp.                                                 12/21/10                1
              1,050 Destia Communications 144A                                            7/15/07                11
              1,174 Diva Systems Corp.                                                    5/15/06                12
              2,868 Diva Systems Corp. 144A                                               3/1/08                 29
              4,697 Genesis Health Ventures, Inc.                                         10/1/02            32,644
                380 Globalstar Telecommunications                                         2/15/04                 4
                570 Horizon PCS, Inc.                                                     10/1/10            22,800
              8,514 ICG Communications, Inc.                                              10/15/05               85
              6,514 Imperial Credit Industries, Inc.                                      8/1/08                326
                760 Interact Systems, Inc.                                                8/1/03                  1
                760 Interact Systems, Inc. 144A                                           12/15/09                8
             43,794 Intira Corp. Class B                                                  9/29/10                 4
                500 iPCS Inc. 144A                                                        7/15/10            25,000
                320 IWO Holdings, Inc.                                                    1/15/11            22,400
                620 Jostens, Inc.                                                         5/1/10             12,478
                875 KMC Telecommunications Holdings,
                    Inc. 144A                                                             4/15/08                 9
                875 Knology Holdings, Inc.                                                10/22/07               22
                302 Leap Wireless International, Inc. 144A                                4/15/10             9,060
              1,530 McCaw International, Ltd.                                             4/15/07                15
                380 Mediq, Inc. 144A                                                      6/1/09                  4
                220 ONO Finance PLC 144A
                    (United Kingdom)                                                      2/15/11             8,800
                390 Orbital Imaging Corp. 144A                                            3/1/05                  1
                525 Orion Network Systems                                                 1/15/07                13
              5,290 Pagemart, Inc. 144A                                                   12/31/03               53
                640 Paxson Communications Corp. 144A                                      6/30/03             2,560
                230 Pliant Corp. 144A                                                     6/1/10                460
                325 Raintree Resort 144A                                                  12/1/04                 3
                650 Startec Global Communications Corp.                                   5/15/08                 7
                275 Sterling Chemicals Holdings                                           8/15/08               165
                420 Telehub Communications Corp. 144A                                     7/31/05                 1
                570 Travel Centers of America                                             5/1/09                  6
                900 Ubiquitel, Inc. 144A                                                  4/15/10            54,000
              2,285 UIH Australia/Pacific, Inc. 144A                                      5/15/06                23
                450 Veraldo Holdings, Inc. 144A                                           4/15/08               225
                 20 Versatel Telecom NV (Netherlands)                                     5/15/08                10
             35,580 Wright Medical Technology, Inc. 144A                                  6/30/03                 1
                320 XM Satellite Radio Holdings, Inc. 144A                                3/15/10               320
                                                                                                      -------------
                    Total Warrants (cost $724,616)                                                    $     242,399

CONVERTIBLE PREFERRED STOCKS (0.1%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                 89 Anker Coal Group, Inc. 14.25% cv. pfd.                                            $         445
                760 Interact Systems, Inc. 144A 14.00% cv. pfd.
                    (In default) (NON)                                                                            8
              2,600 LTV Corp. (The) 144A $4.125 cv. pfd.
                    (In default) (NON)                                                                        7,800
                 26 Paxson Communications Corp. 144A 9.75%
                    cv. pfd. (PIK)                                                                          226,200
                 72 World Access, Inc. 144A Ser. D, zero % cv. pfd.                                              18
                932 XCL, Ltd. 144A Ser. A, 9.50% cum. cv. pfd. (PIK)                                            466
                                                                                                      -------------
                    Total Convertible Preferred Stocks (cost $606,041)                                $     234,937

PURCHASED OPTIONS OUTSTANDING (--%) (cost $9,257) (a)
                                                                                       EXPIRATION DATE/
CONTRACT AMOUNT                                                                         STRIKE PRICE          VALUE
-------------------------------------------------------------------------------------------------------------------
JPY       2,173,117 USD/JPY Fx OTC Option
                    (Citibank N.A.) (Call)                                                Nov-01/
                                                                                        123.50 USD    $       8,041

SHORT-TERM INVESTMENTS (5.6%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$        10,172,000 Interest in $500,000,000 joint tri-party repurchase agreement dated October 31, 2001 with
                    Credit Suisse First Boston due November 1, 2001
                    with respect to various U.S. Government
                    obligations -- maturity value of $10,172,740
                    for an effective yield of 2.62%                                                   $  10,172,000
         10,100,000 Interest in $375,631,000 joint repurchase
                    agreement dated October 31, 2001 with
                    Chase Manhattan Agency due November 1, 2001
                    with respect to various U.S. Government
                    obligations -- maturity value of $10,100,735
                    for an effective yield of 2.62%                                                      10,100,000
                                                                                                      -------------
                    Total Short-Term Investments (cost $20,272,000)                                   $  20,272,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $403,341,282) (b)                                         $ 358,557,150
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $361,297,485.

  (b) The aggregate identified cost on a tax basis is $405,248,960, resulting in gross unrealized appreciation and depreciation of $11,336,188 and $58,027,998, respectively, or net unrealized depreciation of $46,691,810.

(NON) Non-income-producing security.

(STP) The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin accruing interest or dividend income at this rate.

(POR) A portion of the income will be received in additional securities.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31, 2001 was $7,961,115 or 2.2% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October
      31, 2001.

  (R) Real Estate Investment Trust.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate
      Notes (FRN) are the current interest rates shown at October 31, 2001, which are subject to change based on the terms of the security.

------------------------------------------------------------------------------
Forward Currency Contracts to Buy at October 31, 2001
(aggregate face value of $17,166,999)
                                                                   Unrealized
                           Market     Aggregate Face  Delivery    Appreciation/
                           Value          Value         Date     (Depreciation)
------------------------------------------------------------------------------
Australian Dollars      $2,652,758      $2,667,294    12/19/01       $ (14,536)
British Pounds           1,533,944       1,561,082    12/19/01         (27,138)
Canadian Dollar            661,491         670,199    12/19/01          (8,708)
Danish Krone               396,164         391,075    12/19/01           5,089
Euro                     1,748,762       1,768,689    12/19/01         (19,927)
Japanese Yen             8,286,933       8,445,107    12/19/01        (158,174)
Swedish Krona            1,462,860       1,474,929    12/19/01         (12,069)
Swiss Franc                196,092         188,624    12/19/01           7,468
------------------------------------------------------------------------------
                                                                     $(227,995)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Forward Currency Contracts to Sell at October 31, 2001
(aggregate face value of $26,231,733)
                                                                   Unrealized
                           Market     Aggregate Face  Delivery    Appreciation/
                           Value          Value         Date     (Depreciation)
------------------------------------------------------------------------------
Australian Dollars     $   405,240     $   407,634    12/19/01         $ 2,394
British Pounds           8,570,156       8,529,164    12/19/01         (40,992)
Canadian Dollar          2,764,999       2,831,900    12/19/01          66,901
Euro                    11,305,798      11,308,194    12/19/01           2,396
Japanese Yen             1,100,331       1,119,462    12/19/01          19,131
New Zealand Dollar         908,509         946,608    12/19/01          38,099
Swedish Krona            1,089,377       1,088,771    12/19/01            (606)
------------------------------------------------------------------------------
                                                                       $87,323
------------------------------------------------------------------------------
Futures Contracts Outstanding at October 31, 2001
                                                                   Unrealized
                           Total       Aggregate Face Expiration  Appreciation/
                           Value           Value        Date     (Depreciation)
------------------------------------------------------------------------------
Euro Bobl (Long)       $11,366,473     $11,105,481      Dec-01       $ 260,992
Euro Bund (Long)         3,630,817       3,567,428      Dec-01          63,389
Euro Dollar 90 Day
(Long)                   2,197,575       2,197,501      Jun-02              74
Euro Dollar 90 Day
(Short)                  2,202,413       2,202,412      Mar-02              (1)
Japanese
Government Bond
10yr (Long)              4,488,154       4,459,584      Dec-01          28,570
U.S. Treasury Bond
(Long)                  12,369,000      11,787,851      Dec-01         581,149
U.S. Treasury Note
10yr (Long)             15,723,703      15,643,031      Dec-01          80,672
U.S. Treasury Note
10yr (Short)             4,014,563       3,835,702      Dec-01        (178,861)
------------------------------------------------------------------------------
                                                                     $ 835,984
------------------------------------------------------------------------------
Swap Contracts outstanding at October 31, 2001
                                         Notional    Termination   Unrealized
                                          Amount        Date      Appreciation
------------------------------------------------------------------------------
Agreement with
Merrill Lynch
Capital Services
dated November
17, 2000 to pay
semi-annually the
notional amount
multiplied by the
return of
LIBOR-BBA and
receive the
notional amount
multiplied by
3.5475%.                                $3,500,000      Nov-05        $417,977
------------------------------------------------------------------------------




STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $403,341,282) (Note 1)                                        $358,557,150
-------------------------------------------------------------------------------------------
Cash                                                                                733,054
-------------------------------------------------------------------------------------------
Foreign currency (cost $732,769)                                                    720,394
-------------------------------------------------------------------------------------------
Dividends and interest receivable                                                 7,438,650
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    3,256,149
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                            311,285
-------------------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                                         417,977
-------------------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)                             182,605
-------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)                            24,413
-------------------------------------------------------------------------------------------
Total assets                                                                    371,641,677

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             2,548,481
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  6,382,053
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        673,120
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          163,524
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        21,557
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            786
-------------------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                                323,277
-------------------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                              200,438
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               30,956
-------------------------------------------------------------------------------------------
Total liabilities                                                                10,344,192
-------------------------------------------------------------------------------------------
Net assets                                                                     $361,297,485

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                               $ 466,014,675
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                        (3,686,167)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                          (57,252,341)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets
and liabilities in foreign currencies                                           (43,778,682)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $361,297,485

Computation of net asset value
-------------------------------------------------------------------------------------------
Net asset value per share ($361,297,485 divided by 53,095,749 shares)                 $6.80
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended October 31, 2001
Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                       $ 34,939,935
-------------------------------------------------------------------------------------------
Dividend                                                                            820,929
-------------------------------------------------------------------------------------------
Total investment income                                                          35,760,864

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  2,771,121
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      492,326
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    12,944
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      8,813
-------------------------------------------------------------------------------------------
Other                                                                               226,549
-------------------------------------------------------------------------------------------
Total expenses                                                                    3,511,753
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (27,717)
-------------------------------------------------------------------------------------------
Net expenses                                                                      3,484,036
-------------------------------------------------------------------------------------------
Net investment income                                                            32,276,828
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                (19,308,847)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                   1,751,002
-------------------------------------------------------------------------------------------
Net realized gain on written options (Note 1)                                         8,137
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                      (2,294,429)
-------------------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                                        150,962
-------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                                  (57,534)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments,
futures contracts and swap contracts
during the year                                                                   3,154,909
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (16,595,800)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $ 15,681,028
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year ended October 31
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $ 32,276,828     $ 34,848,536
--------------------------------------------------------------------------------------------------
Net realized loss on investments and
foreign currency transactions                                         (19,693,175)     (17,428,509)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies                        3,097,375      (13,271,661)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   15,681,028        4,148,366
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
From net investment income                                            (30,678,868)     (29,588,055)
--------------------------------------------------------------------------------------------------
Return of capital                                                      (2,504,749)      (5,772,295)
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                          (17,502,589)     (31,211,984)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     378,800,074      410,012,058
--------------------------------------------------------------------------------------------------
End of year (including distributions in excess
of net investment income of $3,686,167 and
$3,579,092, respectively)                                            $361,297,485     $378,800,074
--------------------------------------------------------------------------------------------------

Number of fund shares
--------------------------------------------------------------------------------------------------
Shares outstanding at beginning and end of year                        53,095,749       53,095,749
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.13        $7.72        $8.27        $9.26        $9.33
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .61          .66          .64          .71          .66
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.31)        (.58)        (.48)        (.96)         .13
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .30          .08          .16         (.25)         .79
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.58)        (.56)        (.64)        (.65)        (.52)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.01)          --           --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --           --         (.17)
-----------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                       --           --           --           --         (.16)
-----------------------------------------------------------------------------------------------------
Return of capital                       (.05)        (.11)        (.06)        (.09)        (.01)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.63)        (.67)        (.71)        (.74)        (.86)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.80        $7.13        $7.72        $8.27        $9.26
-----------------------------------------------------------------------------------------------------
Market value,
end of period                         $6.530       $6.438       $6.625       $8.125       $8.500
-----------------------------------------------------------------------------------------------------
Total return at
market value (%)(b)                    11.27         7.70       (10.50)        4.15        11.34
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $361,297     $378,800     $410,012     $438,972     $491,652
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .94          .94          .94         1.00          .96
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               8.63         8.66         7.93         7.81         7.18
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)           131.14(d)    147.33       124.21       202.83       246.84
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements. (Note 2)

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.



NOTES TO FINANCIAL STATEMENTS
October 31, 2001

Note 1
Significant accounting policies

Putnam Master Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The investment objective of the fund is to seek high current income consistent with the preservation of capital. The fund intends to diversify its investments among the following three sectors of the fixed-income securities market: a U.S. investment-grade sector, consisting of debt obligations of the U.S. government and investment-grade U.S. corporate bonds, a high-yield sector, consisting of high yielding, lower-rated U.S. corporate fixed income securities and an international sector, consisting of obligations of foreign governments, their agencies and instrumentalities and other fixed-income securities denominated in foreign currencies.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships, generally recognized by institutional traders, between securities.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment-in-kind bonds are accreted according to the yield-to-maturity basis. Any premium resulting from the purchase of stepped-coupon bonds is amortized on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted
(or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin". Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Interest rate swap contracts The fund may engage in interest rate swap agreements, which are arrangements between two parties to exchange cash flows based on a notional principal amount. The fund may enter into interest rate swap agreements, to manage the funds exposure to interest rates. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are included as part of interest income. Payments received or made upon early termination are recorded as realized gain or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or that the counterparty may default on its obligation to perform.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2001, the fund had a capital loss carryover of approximately $54,849,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
   $ 3,956,000    October 31, 2006
    23,414,000    October 31, 2007
    11,528,000    October 31, 2008
    15,951,000    October 31, 2009

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, dividends payable, defaulted bond interest, both realized and unrealized gains and losses on certain futures contracts, paydown gains and losses on mortgage-backed securities, market discount and interest on payment-in-kind securities. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2001, the fund reclassified $1,705,035 to increase distributions in excess of net investment income and $973,876 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $2,678,911. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.75% of the first $500 million of average weekly net assets, 0.65% of the next $500 million, 0.60% of the next $500 million, and 0.55% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended October 31, 2001, the fund's expenses were reduced by $27,717 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $673 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the year ended October 31, 2001, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $392,206,246 and $385,053,531, respectively. Purchases and sales of U.S. government obligations aggregated $504,380,088 and $524,469,880,respectively.

Written option transactions during the year are summarized as follows:

                                               Contract            Premiums
                                               Amounts             Received
---------------------------------------------------------------------------
Written options
outstanding at
beginning of year                                   --            $     --
---------------------------------------------------------------------------
Options written                        JPY 500,000,000              11,371
                                           ARS 652,800              13,056
---------------------------------------------------------------------------
Options expired                                     --                  --
---------------------------------------------------------------------------
Options closed                         (JPY500,000,000)            (11,371)
                                          (ARS 652,800)            (13,056)
---------------------------------------------------------------------------
Written options
outstanding at
end of year                                         --            $     --
---------------------------------------------------------------------------

Note 4
Share repurchase program

In November 1994, the Trustees authorized the fund to repurchase up to 2,650,000 of its shares in the open market. Repurchases will only be made when the fund's shares are trading at less than net asset value and at such times and amounts as is believed to be in the best interest of the fund's shareholders. Any repurchases of shares will have the effect of increasing the net asset value per share of remaining shares outstanding.

For the year ended October 31, 2001, the fund repurchased no shares.

As of October 31, 2001, 279,900 shares have been repurchased since the inception of the program.

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle is not material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

For the year ended October 31, 2001, a portion of the Fund's distribution represents a return of capital and is therefore not taxable to shareholders. The return of capital is primarily due to foreign currency losses.

The fund has designated 1.10% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


RESULTS OF OCTOBER 11, 2001 SHAREHOLDER MEETING
(Unaudited)

An annual meeting of shareholders of the fund was held on October 11, 2001. At the meeting, each of the nominees for Trustees was elected, as follows:
                               Votes                Votes
                                for                withheld

Jameson Adkins Baxter       47,770,753            1,339,116
C.B. Curtis                 47,735,373            1,374,496
John A. Hill                47,793,928            1,315,941
Ronald J. Jackson           47,792,521            1,317,348
Paul L. Joskow              47,767,880            1,341,989
Elizabeth T. Kennan         47,755,502            1,354,367
Lawrence J. Lasser          47,773,941            1,335,928
John H. Mullin III          47,768,927            1,340,942
Robert E. Patterson         47,772,028            1,337,841
George Putnam, III          47,762,771            1,347,098
A.J.C. Smith                47,761,860            1,348,009
W. Thomas Stephens          47,781,461            1,328,408
W. Nicholas Thorndike       47,770,894            1,338,975

All tabulations are rounded to nearest whole number.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

David L. Waldman
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


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